                  -------------------------------------------

                           OFFITBANK High Yield Fund

                        OFFITBANK Emerging Markets Fund

                       OFFITBANK New York Municipal Fund

                   OFFITBANK Latin America Total Return Fund

                          ---------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 1996

                                       THE

                                     [OFFITBANK LOGO]

                                       INVESTMENT  FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are very pleased to present you with the Annual Report for The OFFITBANK Investment Fund, Inc. for the year ended December 31, 1996. This year we added a new portfolio, the Latin America Total Return Fund to our three existing portfolios: the High Yield Fund, the New York Municipal Fund and the Emerging Markets Fund. The flow of new monies into the Funds continues to be very gratifying.

The specific results of our Funds, along with an investment and market commentary from each portfolio manager are part of this Annual Report. I believe that each of these commentaries provides useful and informative insights into our Funds, and I hope that you will find them helpful.

1997 is going to be a busy year for The OFFITBANK Investment Fund. We believe that there are significant opportunities in equity investing in Latin America. Accordingly, we intend to ask our Latin America Total Return Fund shareholders to approve changing the Fund's investment objective to capital appreciation and changing its name to the Latin America Equity Fund. We are also going to be launching new Funds in response to client demand for additional investment alternatives in a mutual fund format. In the first quarter we will introduce the California Municipal Fund for our California clients.

We greatly value your participation in the Fund. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

      [SIGNATURE]
Morris W. Offit

February 9, 1997

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The second half and full year 1996 SEC total returns for the OFFITBANK High Yield Fund were 8.8% and 12.5%, respectively. The 1996 year end NAV price of $10.15 compares favorably to the $9.92 NAV at year end 1995. The $10.15 NAV is after the $0.06 capital gain distribution paid at year end. The Fund continued to grow as net assets increased to $852 million as of December 31, 1996 from $623 million on June 30, 1996 and $479 million on December 31, 1995.

During 1996, the high yield market largely ignored the volatility of the Treasury market. Credit spreads to the Treasury market and within the high yield market narrowed throughout the year and closed near their historic lows. The contraction of credit spreads resulted in dramatic outperformance of the high yield market relative to investment grade. For the calendar year 1996, the ten year Treasury had a near break-even total return as yields rose 85 basis points. Double-B high yield issues basically earned their coupon for a total return of 8%. And lower rated single-B high yield issues were the big winner as spreads narrowed 160 basis points and produced a total return of 13.7%. The credit spread between double-B's and single-B's narrowed approximately 80 basis points for the year.

The large compression of quality spreads in 1996 was the result of a high yield environment that we believe can only be described as superb. The strong equity market, readily available financing, and a high level of merger and acquisition activity all contributed to the positive performance. Defaults and credit losses for the market declined year over year from already low levels. The technical condition of the market grew stronger as the year progressed. High yield mutual fund inflows were strong all year and other institutional investors added funds to the market. A number of large pension funds made their initial allocation to the high yield sector during 1996. The demand allowed a record volume of new issue high yield securities to be brought to market.

By many measures, the quality of the new issue supply began to slip during 1996. A greater volume of lower rated single-B issues were brought to market in 1996 than the previous year. A large number of the new issues were for development stage telecommunications companies that have limited revenues and cash flow. For the overall market, the ratings mix declined modestly with slightly more single-B's than double-B's. Although credit losses are expected to increase from the low levels of the last few years, they should remain well below their historic averages. With credit spreads within the high yield market historically tight, we do not believe that this is the time to be aggressive and downgrade credit. However, we continue to believe that better quality high yield credits will outperform fixed income alternatives over time.

Although the portfolio has increased considerably in size, the composition of the Fund has remained steady. We continue to focus on the better quality segment of the high yield market. At year end approximately 43% of the corporate holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. 78% of the holdings are rated at least B1 or B+. The inflows of new monies into the Fund will allow us to take advantage of new purchase opportunities that we expect to develop as the new issue calendar builds during the first quarter of 1997.

Stephen T. Shapiro

January 15, 1997

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK High Yield Fund (including its predecessor partnership as discussed below) at January 1, 1987 and held through December 31, 1996 as well as the performance of the Merrill Lynch All High Yield Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                        MERRILL LYNCH ALL HIGH YIELD BOND
                                         OFFITBANK HIGH YIELD FUND                    INDEX
1/1/87                                                      $250,000                                $250,000
12/31/87                                                    $256,750                                $261,675
12/31/88                                                    $307,741                                $296,923
12/31/89                                                    $315,588                                $309,482
12/31/90                                                    $311,548                                $296,020
12/31/91                                                    $414,796                                $398,384
12/31/92                                                    $504,433                                $470,730
12/31/93                                                    $610,969                                $551,602
12/31/94                                                    $626,671                                $545,148
12/31/95                                                    $737,842                                $653,632
12/31/96                                                    $829,778                                $725,924
Average Annual Total Return                                 One Year                              Five Years
OFFITBANK High Yield Fund                                     12.46%                                  14.87%   Ten Years
Merrill Lynch All High Yield Bond
Index                                                         11.06%                                  12.74%      12.74%
                                                                                                                  11.24%

The performance information for the period January 1, 1987 through March 1, 1994 reflects the performance of The Senior Securities Fund, L.P. (the "Partnership"), the predecessor limited partnership to the Fund. As a registered investment company, the Fund is subject to certain restrictions under the Investment Company Act and the Internal Revenue Code to which the Partnership was not subject. Had the Partnership been registered under the Act and subject to the Code, its performance may have been adversely affected.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                    PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (2.50%)
  CORPORATE BONDS
     Moog Inc. Sr Sub Notes, 10.00%, 05/01/06...................................  $    2,000,000         $   2,075,406
     Newport News Shipbuilding Sr Sub Notes, 9.25%, 12/01/06 (144A).............       3,750,000(1)          3,867,188
     Sequa Corp. Sr Notes, 8.75%, 12/15/01......................................       5,600,000             5,656,000
     Sequa Corp. Sr Sub Notes, 9.375%, 12/15/03.................................       1,000,000             1,010,000
     Tracor, Inc. Sr Sub Notes, 10.875%, 08/15/01...............................       2,000,000             2,125,000
     UNC, Inc. Sr Notes, 9.125%, 07/15/03.......................................       6,500,000             6,573,125
                                                                                                         -------------
                                                                                                            21,306,719
                                                                                                         -------------
BROADCAST/TELECOMMUNICATIONS (8.29%)
  CORPORATE BONDS
     All American Communications Inc. Sr Sub Notes, 10.875%, 10/15/01...........       2,000,000             2,030,000
     Centennial Cellular Corp. Sr Notes, 8.875%, 11/01/01.......................       8,500,000             8,287,500
     Granite Broadcasting Corp. Sr Sub Notes, 9.375%, 12/01/05..................       5,000,000             4,837,500
     Jacor Communications Co. Sr Sub, 9.75%, 12/15/06...........................       1,000,000             1,020,000
     MFS Communications Co. Sr Discount Notes, 0/9.375%, 01/15/04...............      12,000,000(2)         10,440,000
     Paging Network Inc. Sr Sub Notes, 10.125%, 08/01/07........................       8,500,000             8,701,875
     PanAmSat L.P. Corp. Sr Sub Discount Notes, 0/11.375%, 08/01/03.............       3,500,000(2)          3,246,250
     PriCellular Wireless Sr Notes, 10.75%, 11/01/04 (144A).....................       3,000,000(1)          3,112,500
     SCI Television Inc. 1st Secured Loan Fac., 8.50/9.50%, 06/30/98............       3,087,800(2)          3,087,800
     Sinclair Broadcast Group Inc. Sr Sub Notes, 10.00%, 09/30/05...............       4,000,000             4,075,000
     Teleport Communications Group Inc. Sr Discount Notes, 0/11.125%,
      07/01/07..................................................................      10,000,000(2)          6,850,000
     Teleport Communications Group Inc. Sr Notes, 9.875%, 07/01/06..............       3,000,000             3,210,000
     Vanguard Cellular Systems, Inc. Sr Debs., 9.375%, 04/15/06.................       5,000,000             5,050,000
     Viacom Inc. Sr Sub Notes, 8.00%, 07/07/06..................................       7,000,000             6,697,761
                                                                                                         -------------
                                                                                                            70,646,186
                                                                                                         -------------
CABLE (10.86%)
  CORPORATE BONDS
     Adelphia Communications Corp. Sr Notes, 9.50%, 02/15/04....................       6,516,966(4)          5,637,176
     Cablevision Systems Corp. Sr Sub Notes, 9.25%, 11/01/05....................       7,500,000             7,425,000
     Cablevision Systems Corp. Sr Sub Notes, 10.75%, 04/01/04...................       3,600,000             3,735,000
     Century Communications Corp. Sr Notes, 9.75%, 02/15/02.....................       6,500,000             6,695,000
     Comcast Corp. Sr Sub Debs., 9.375%, 05/15/05...............................       8,000,000             8,300,000
     Fundy Cable Ltd. Sr Notes, 11.00%, 11/15/05................................       3,000,000             3,180,000
     Le Groupe Videotron Ltee. Sr Notes, 10.625%, 02/15/05......................       1,000,000             1,102,500
     Jones Intercable Inc. Sr Sub Debs., 10.50%, 03/01/08.......................       5,000,000             5,387,500
     Lenfest Communications, Inc. Sr Notes, 8.375%, 11/01/05....................      11,500,000            11,111,875
     Olympus Communications L.P. Sr Notes, 10.625%, 11/15/06 (144A).............      10,000,000(1)         10,237,500
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02...       3,000,000             3,135,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.65%, 01/15/14....       2,500,000(a)          1,811,131
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 10.00%, 03/15/05...       3,000,000             3,202,500
     Rogers Communications Inc. Sr Notes, 9.125%, 01/15/06......................       2,500,000             2,475,000
     Storer Communications Inc. Sub Debs., 10.00%, 05/15/03.....................       3,000,000             3,037,500
     TeleWest Plc Sr Discount Debs., 0/11.00%, 10/01/07.........................      10,000,000(2)          6,950,000
     Videotron Holdings PLC Sr Discount Debs, 0/11.125%, 07/01/04...............       5,000,000(2)          4,387,500
     Videotron Ltee Sr Sub Notes, 10.25%, 10/15/02..............................       2,500,000             2,656,250
  PREFERRED STOCKS
     Cablevision Systems Corp. Pfd., 11.125% Series M...........................          22,500(4)          2,025,000
                                                                                                         -------------
                                                                                                            92,491,432
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.
4

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                    PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
CHEMICALS (3.13%)
  CORPORATE BONDS
     Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05......................  $    5,000,000         $   5,137,500
     Freeport-McMoran Resource Partners, L.P. Sr Sub Notes, 8.75%, 02/15/04.....       2,000,000             2,078,050
     Harris Chemical North America, Inc. Sr Secured Notes, 10.25%, 07/15/01.....       6,500,000             6,784,375
     ISP Holdings Inc. Sr Notes, 9.00%, 10/15/03 (144A).........................       2,500,000(1)          2,537,500
     Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00................................       4,000,000             4,015,000
     Terra Industries Inc. Sr. Notes, 10.50%, 06/15/05..........................       3,000,000             3,270,000
     Uniroyal Chemical Co., Inc. Sr Notes, 9.00%, 09/01/00......................       2,750,000             2,866,875
                                                                                                         -------------
                                                                                                            26,689,300
                                                                                                         -------------
CONSUMER GROUPS (5.48%)
  CORPORATE BONDS
     Chiquita Brands International Inc. Sr Notes, 9.625%, 01/15/04..............       2,000,000             2,070,000
     Chiquita Brands International Inc. Sr Notes, 9.125%, 03/01/04..............       5,000,000             5,037,500
     Fleming Companies Inc Floating Rate Sr Notes, 7.78516% 12/15/01............       5,000,000(5)          4,412,500
     Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05.......................       7,000,000             7,306,250
     Pillowtex Corp. Sr Sub Notes, 10.00%, 11/15/06 (144A)......................       2,500,000(1)          2,606,250
     Revlon Consumer Products Sr Notes, 9.375%, 04/01/01........................       6,500,000             6,646,250
     Revlon Inc. Sr Debs., 10.875%, 07/15/10....................................       4,500,000             4,595,625
     Ryder Transportation Inc. Sr Sub Notes, 10.00%, 12/01/06 (144A)............       3,000,000(1)          3,112,500
     Samsonite Corp. Sr Notes, 11.125%, 07/15/05................................       1,500,000             1,650,000
     Sealy Corp. Sr Sub Notes, 9.50%, 05/01/03..................................       3,000,000             3,037,500
     Tultex Corp. Sr Notes, 10.625%, 03/15/05...................................       1,400,000             1,515,500
     Westpoint Stevens, Inc. Sr Notes, 9.375%, 12/15/05.........................       3,500,000             3,605,000
  PREFERRED STOCKS
     Pantry Pride Inc. Pfd., $14.875 Series B...................................          11,000             1,100,000
                                                                                                         -------------
                                                                                                            46,694,875
                                                                                                         -------------
FINANCIAL SERVICES/INSURANCE (2.96%)
  CORPORATE BONDS
     Americo Life Inc. Sr Notes, 9.25%, 06/01/05................................       3,000,000             2,985,000
     Navistar Financial Corp. Sr Sub Notes, 8.875%, 11/15/98....................       4,500,000             4,540,604
     Presidential Life Corp. Sr Notes, 9.50%, 12/15/00..........................       3,500,000             3,675,000
     Reliance Group Holdings, Inc. Sr Sub Notes, 9.75%, 11/15/03................      10,500,000            10,972,500
     Veritas Holdings Sr Notes, 9.625%, 12/15/03 (144A).........................       3,000,000(1)          3,045,000
                                                                                                         -------------
                                                                                                            25,218,104
                                                                                                         -------------
FOREST & PAPER PRODUCTS (8.07%)
  CORPORATE BONDS
     Crown Paper Co. Sr Sub Notes, 11.00%, 09/01/05.............................       3,500,000             3,294,375
     Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04............................       2,500,000             2,331,250
     Fort Howard Corp. Pass Thru Cert., 11.00%, 01/02/02........................       2,266,241             2,379,554
     Fort Howard Corp. Sr Notes, 9.25%, 03/15/01................................       2,500,000             2,593,750
     Fort Howard Corp. Sr Sub Notes, 9.00%, 02/01/06............................       6,000,000             6,082,500
     Fort Howard Corp. Variable Rate Term Loan, 8.13%, 12/31/02.................       3,606,060(3)(5)       3,624,091
     Maxxam Group Inc. Sr Notes, 0/12.25%, 08/01/03.............................       2,500,000(2)          2,112,500
     Maxxam Group Inc. Sr Secured Notes, 11.25%, 08/01/03.......................       3,000,000             3,075,000
     Rainy River Forest Products Sr Notes, 10.75%, 10/15/01.....................       2,000,000             2,165,000
     Repap New Brunswick 1st Priority Floating Rate Sr Secured Notes, 8.875%,
      07/15/00..................................................................       6,000,000(5)          6,000,000
     Repap New Brunswick 1st Priority Sr Secured Notes, 9.875%, 07/15/00........       3,000,000             3,075,000
     Repap New Brunswick 2nd Priority Sr Secured Notes, 10.625%, 04/15/05.......       3,000,000             3,135,000
     Repap Wisconsin Inc. 1st Priority Sr Secured Notes, 9.25%, 02/01/02........       8,000,000             8,100,000
     Stone-Consolidated Corp. Sr Secured Notes, 10.25%, 12/15/00................       5,500,000             5,830,000
     Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02...................       5,000,000             5,262,500
     Stone Container Corp. Sr Sub Notes, 11.00%, 08/15/99.......................       3,500,000             3,644,375
     Stone Container Finance Co. Sr Notes, 11.50%, 08/15/06 (144A)..............       4,000,000(1)          4,110,000
     Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05............................       2,000,000             1,885,000
                                                                                                         -------------
                                                                                                            68,699,895
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                    PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
GENERAL INDUSTRIES/MANUFACTURING (11.71%)
  CORPORATE BONDS
     Advanced Micro Devices Sr Notes, 11.00%, 08/01/03..........................  $    3,000,000         $   3,255,000
     Allied Waste N.A. Sr Sub Notes, 10.25%, 12/01/06 (144A)....................       4,500,000(1)          4,719,375
     American Standard Companies Inc. Sr Sub Discount Debs, 0/10.50%,
      06/01/05..................................................................       8,000,000(2)          7,500,000
     Calmar Inc. Sr Sub Notes, 11.50%, 08/15/05.................................       2,500,000             2,581,250
     Celestica International Sr Sub Notes, 10.50%, 12/31/06 (144A)..............       5,000,000(1)          5,250,000
     Clark Materials Handling Corp. Sr Notes, 10.75%, 11/15/06 (144A)...........       3,500,000(1)          3,640,000
     Communication and Power Industries, Inc. Sr Sub Notes, 12.00%, 08/01/05....       2,500,000             2,781,250
     Computervision Industries Sr Sub Notes, 11.375%, 08/15/99..................       1,000,000             1,045,000
     Delco Remy International Inc. Sr Sub Notes, 10.625%, 08/01/06 (144A).......       4,000,000(1)          4,220,000
     Dominion Textile (USA) Inc. Guaranteed Sr Notes, 9.25%, 04/01/06...........       8,500,000             8,670,000
     Emcor Group Inc. Notes, 11.00%, 12/15/01...................................       3,500,000             3,526,250
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03................................       3,000,000             2,820,000
     Essex Group Inc. Sr Notes, 10.00%, 05/01/03................................       4,000,000             4,150,000
     Exide Corp. Sr Notes, 10.00%, 04/15/05.....................................       6,000,000             6,240,000
     Intertek Finance Plc Sr Sub Notes, 10.25%, 11/01/06 (144A).................       2,000,000(1)          2,080,000
     Lone Star Industries, Inc. Sr Notes, 10.00%, 07/31/03......................       3,000,000             3,030,000
     MDC Communications Corp Sr Sub Notes, 10.50%, 12/01/06.....................       4,750,000             4,898,438
     Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04.................................       2,500,000             2,518,750
     Scotsman Group Inc. Sr Notes, 9.50%, 12/15/00..............................       4,500,000             4,646,250
     Southdown Inc. Sr Sub Notes, 10.00%, 03/01/06..............................       5,500,000             5,816,250
     Talley Manufacturing & Technology Inc. Sr Notes, 10.75%, 10/15/03..........       2,500,000             2,606,250
     Unisys Corp. Sr Notes, 15.00%, 07/01/97....................................       2,200,000             2,310,000
     Unisys Corp. Sr Notes, 10.625%, 10/01/99...................................       5,500,000             5,692,500
     Unisys Corp. Sr Notes, 11.75% 10/15/04.....................................       1,500,000             1,599,375
     US Can Corp. Sr Sub Notes, 10.125%, 10/15/06 (144A)........................       2,000,000(1)          2,100,000
     Walbro Corp. Sr Notes, 9.875%, 07/15/05....................................       2,000,000             2,040,000
                                                                                                         -------------
                                                                                                            99,735,938
                                                                                                         -------------
HEALTH CARE (1.93%)
  CORPORATE BONDS
     Beverly Enterprises Inc. Sr Notes, 9.00%, 02/15/06.........................       7,000,000             7,008,750
     Quest Diagnostic Inc. Sr Sub Notes, 10.75%, 12/15/06.......................       3,000,000             3,150,000
     Regency Health Services, Inc. Sr Sub Notes, 9.875%, 10/15/02...............       2,200,000             2,222,000
  PREFERRED STOCKS
     Fresenious Medical Care Pfd., 9.00%........................................          40,000             4,070,000
                                                                                                         -------------
                                                                                                            16,450,750
                                                                                                         -------------
HOTELS & GAMING (5.53%)
  CORPORATE BONDS
     Alliance Gaming Corp. Sr Secured Notes, 12.875%, 06/30/03..................       2,000,000             2,120,000
     Four Seasons Hotels Inc. Sr Notes, 9.125%, 07/01/00 (144A).................       3,000,000(1)          3,082,500
     Grand Casinos Inc. First Mortgage Notes, 10.125%, 12/01/03.................       4,000,000             4,040,000
     Host Marriott Properties Inc. Sr Notes, 9.50%, 05/15/05....................       8,000,000             8,350,000
     John Q Hammons Hotels L.P. 1st Mtg. Notes, 9.75%, 10/01/05.................       6,000,000             6,150,000
     Prime Hospitality Corp. First Mortgage Notes, 9.25%, 01/15/06..............       7,000,000             7,105,000
     Prime Hospitality Corp. Sr Secured Notes, 10.00%, 07/31/99.................       1,788,008             1,810,358
     Red Roof Inns Inc. Sr Notes, 9.625%, 12/15/03..............................       4,500,000             4,545,000
     Station Casinos Sr Sub Notes, 9.625%, 06/01/03.............................       2,500,000             2,475,000
     Trump Atlantic City 1st Mtg. Notes, 11.25%, 05/01/06.......................       7,500,000             7,425,000
                                                                                                         -------------
                                                                                                            47,102,858
                                                                                                         -------------
INDEPENDENT POWER (1.46%)
  CORPORATE BONDS
     California Energy Sr Discount Notes, 0/10.25%, 01/15/04....................       4,500,000(2)          4,758,750
     California Energy Co. Inc. Sr Notes, 9.50%, 09/15/06.......................       1,500,000             1,552,500
     California Energy Co. Inc. Ltd. Recourse Sr Secured Notes, 9.875%,
      06/30/03..................................................................       1,800,000             1,899,000
     Calpine Corp. Sr Notes, 10.50%, 05/15/06...................................       4,000,000             4,235,000
                                                                                                         -------------
                                                                                                            12,445,250
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.
6

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                    PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
METALS/MINING/IRON/STEEL (3.71%)
  CORPORATE BONDS
     AK Steel Corp. Sr Notes, 9.125%, 12/15/06 (144A)...........................  $    2,200,000(1)      $   2,260,500
     Armco Inc. Sr Notes, 9.375%, 11/01/00......................................       5,600,000             5,684,000
     Jorgensen Earle M. Co. Sr Notes, 10.75%, 03/01/00..........................       3,100,000             3,162,000
     Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%, 02/15/02................       4,500,000             4,578,750
     Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%, 10/15/06 (144A)........       3,000,000(1)          3,180,000
     Northwestern Steel & Wire Co. Sr Notes, 9.50%, 06/15/01....................       2,500,000             2,475,000
     Oregon Steel Mills 1st Mtg. Notes, 11.00%, 06/15/03........................       5,000,000             5,312,500
     Wheeling-Pittsburgh Corp. Sr Notes, 9.375%, 11/15/03.......................       5,000,000             4,925,000
                                                                                                         -------------
                                                                                                            31,577,750
                                                                                                         -------------
OIL/GAS (7.00%)
  CORPORATE BONDS
     Clark Refining & Marketing Holdings Sr Secured Notes, 0.00%, 02/15/00......      12,500,000             8,968,750
     Cliffs Drilling Co. Sr Notes, 10.25%, 05/15/03.............................       2,000,000             2,120,000
     Crown Central Petroleum Corp. Sr Notes, 10.875%, 02/01/05..................       2,400,000             2,454,000
     Ferrellgas Partner L.P. Sr Notes, 9.375%, 06/15/06.........................       6,000,000             6,082,500
     Giant Industries Inc. Sr Sub Notes, 9.75%, 11/15/03........................       1,800,000             1,872,000
     Gulf Canada Resources, Ltd. Sr Sub Debs., 9.25%, 01/15/04..................       4,000,000             4,240,000
     J Ray McDermott S.A. Sr Sub Notes, 9.375%, 07/15/06........................       5,500,000             5,761,250
     Maxus Energy Corp. Medium Term Notes, 11.02%, 05/16/01.....................       1,000,000             1,047,500
     Maxus Energy Corp. Sr Notes, 9.875%, 10/15/02..............................       1,000,000             1,027,500
     Nuevo Energy Co. Sr Sub Notes, 9.50%, 04/15/06.............................       3,000,000             3,180,000
     Parker Drilling Co. Sr Notes, 9.75%, 11/15/06 (144A).......................       8,000,000(1)          8,420,000
     TransTexas Gas Corp. Sr Secured Notes, 11.50%, 06/15/02....................       4,500,000             4,865,625
     Triton Energy Corp. Sr Sub Discount Notes, 9.75%, 12/15/00.................       4,000,000             4,180,000
     Wainoco Oil Corp. Sr Notes, 12.00%, 08/01/02...............................       2,500,000             2,593,750
  CONV. EURODOLLAR BONDS
     Reading & Bates Energy Co. Conv. Eurobonds, 8.00%, 12/31/98................       1,871,000             2,787,790
                                                                                                         -------------
                                                                                                            59,600,665
                                                                                                         -------------
PACKAGING/CONTAINERS (3.51%)
  CORPORATE BONDS
     Container Corp. of America Sr Notes, 9.75%, 04/01/03.......................       5,000,000             5,262,500
     Container Corp. Of America Sr Notes, 11.25%, 05/01/04......................       3,500,000             3,788,750
     Gaylord Container Corp. Sr Notes, 11.50%, 05/15/01.........................       6,500,000             6,914,375
     Owens-Illinois Corp. Sr Sub Notes, 10.00%, 08/01/02........................       4,000,000             4,180,000
     Owens-Illinois Corp. Sr Sub Notes, 10.50%, 06/15/02........................       6,500,000             6,833,125
     Riverwood International Corp. Sr Notes, 10.25%, 04/01/06...................       3,000,000             2,955,000
                                                                                                         -------------
                                                                                                            29,933,750
                                                                                                         -------------
PUBLISHING/ADVERTISING (3.00%)
  CORPORATE BONDS
     K-III Communication Corp. Sr Notes, 8.50%, 02/01/06........................       2,000,000             1,965,000
     K-III Communication Corp. Sr Notes, 10.625%, 05/01/02......................       3,000,000             3,157,500
     Lamar Advertising Co. Sr Sub Notes, 9.625%, 12/01/06.......................       3,500,000             3,622,500
     Outdoor Systems Inc. Sr Sub Notes, 9.375%, 10/15/06........................       3,500,000             3,596,250
     Petersen Publishing Sr Sub Notes, 11.125%, 11/15/06 (144A).................       3,000,000(1)          3,135,000
     Universal Outdoor Inc. Sr Sub Notes, 9.75%, 10/15/06.......................       4,500,000             4,635,000
     World Color Press, Inc. Sr Sub Notes, 9.125%, 03/15/03.....................       5,400,000             5,400,000
                                                                                                         -------------
                                                                                                            25,511,250
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                    PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE (2.12%)
  CORPORATE BONDS
     Granite Development Partners L.P. Sr Notes, 10.83%, 11/15/03...............  $    1,000,000         $     940,000
     Rockefeller Center Properties Sr Notes, 0.00%, 12/31/00....................      10,500,000             6,483,750
     Trizec Finance Ltd. Sr Notes, 10.875%, 10/15/05............................       4,500,000             4,966,875
  MORTGAGE BACKED SECURITY
     RTC Mtg. Tr. Series 1994-N2 CL 4 Mtg. Ln. Bkd. Bonds, 10.00%, 12/15/04
      (144A)....................................................................       2,000,000(1)          2,005,000
     RTC Mtg. Tr. Series 1994-C1 CL F Mtg. Ln. Bkd. Bonds, 8.00%, 06/25/26......       2,382,282             2,144,054
     RTC Mtg. Tr. Series 1994-C2 CL G Mtg. Ln. Bkd. Bonds, 8.00%, 04/25/25......       1,631,458             1,484,625
                                                                                                         -------------
                                                                                                            18,024,304
                                                                                                         -------------
RETAIL (2.17%)
  CORPORATE BONDS
     National Convenience Realty Co. Secured Notes, 9.50%, 06/30/03.............       1,844,149             1,927,136
     Pathmark Stores Inc. Sr Sub Notes, 9.625%, 05/01/03........................       7,000,000             6,702,500
     Penn Traffic Co. Sr Notes, 10.25%, 02/15/02................................       4,000,000             3,440,000
     Ralphs Grocery Co. Sr Notes, 10.45%, 06/15/04..............................       2,500,000             2,656,250
     TLC Beatrice International Holdings Inc. Sr Notes, 11.50%, 10/01/05........       3,500,000             3,718,750
                                                                                                         -------------
                                                                                                            18,444,636
                                                                                                         -------------
TRANSPORTATION (3.33%)
  CORPORATE BONDS
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes, 9.25%, 11/15/03.................       3,000,000             3,041,250
     GPA Delaware Inc. Guaranteed Notes, 8.75%, 12/15/98........................       4,000,000             4,070,000
     Sea Containers Ltd. Sr Notes, 9.50%, 07/01/03..............................       3,000,000             3,022,500
     Stena AB Sr Notes, 10.50%, 12/15/05........................................       5,000,000             5,400,000
     Viking Star Shipping 1st Pfd. Mtg. Notes, 9.625%, 07/15/03.................       2,000,000             2,090,000
  TRUST CERTIFICATES
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series A, 9.80%,
      01/15/00..................................................................         942,000               937,290
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%,
      03/28/03..................................................................       1,000,000             1,000,000
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 9.80%,
      01/15/00..................................................................         654,000               650,730
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 10.00%,
      01/15/02..................................................................       1,334,000             1,330,665
     U.S. Air Inc. Equipment Trust Certificates 1990 Series A, 11.20%,
      03/19/05..................................................................       4,009,098             4,189,507
     U.S. Air Inc. Equipment Trust Certificates 1990 Series B, 10.33%,
      06/27/02..................................................................         803,000               807,015
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.28%,
      06/27/01..................................................................         837,000               841,185
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.43%,
      06/27/04..................................................................       1,014,000             1,021,605
                                                                                                         -------------
                                                                                                            28,401,747
                                                                                                         -------------
UTILITIES -- ELECTRIC (2.81%)
  CORPORATE BONDS
     Beaver Valley Funding Corp. Debs., 8.625%, 06/01/07........................       1,550,000             1,507,375
     Cleveland Electric Illum Medium Term Notes, 8.16%, 11/30/98................       3,500,000             3,561,250
     Cleveland Electric Illum Medium Term Notes, 9.25%, 07/29/99................       1,000,000             1,045,000
     Cleveland Electric Illum Medium Term Notes, 9.50%, 05/15/05................       4,000,000             4,300,000
     CTC Mansfield Funding Corp. Secured Lease Obligation Bonds, 10.25%,
      03/30/03..................................................................       4,237,000             4,342,925
     Long Island Lighting Co. Debs., 7.125%, 06/01/05...........................       4,000,000             3,846,164
     Tucson Electric Power Company, Springerville Unit 1 Series B-6, 10.21%,
      01/01/09..................................................................       2,548,534             2,472,078
     Tucson Electric Power Company, Springerville Unit 1 Series B-5, 10.21%,
      01/01/09..................................................................       1,128,441             1,094,588
     Tucson Electric Power Company, Springerville Unit 1 Series B-7, 10.21%,
      01/01/09..................................................................         698,465               677,511
     Tucson Electric Power Company, Springerville Unit 1 Series B-4, 10.21%,
      01/01/09..................................................................         533,836               517,821
     Tucson Electric Power Company, Springerville Unit 1 Series B-2, 10.21%,
      01/01/09..................................................................         370,554               359,437
     Tucson Electric Power Company, Springerville Unit 1 Series B-1, 10.21%,
      01/01/09..................................................................         246,185               238,799
                                                                                                         -------------
                                                                                                            23,962,948
                                                                                                         -------------
SOVEREIGN DEBT (0.48%)
     Brazil MYDFA Trust Floating Rate Certificates, 6.6875%, 09/15/07 (144A)....       4,750,000(1)(5)       4,073,125
                                                                                                         -------------
GOVERNMENT AGENCY (4.69%)
     Federal Home Loan Bank Discount Notes, due 01/13/97........................      20,000,000            19,965,643
     Federal Home Loan Bank Discount Notes, due 01/17/97........................      20,000,000            19,952,988
                                                                                                         -------------
                                                                                                            39,918,631
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.
8

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                    PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (3.07%)
     Bank of New York Repurchase Agreement, 5.75%, 01/02/97 (dated 12/31/96;
      proceeds $26,125,443, collateralized by $26,215,000 U.S. Treasury Notes,
      6.50%, due 05/15/05, valued at $26,640,994)...............................  $   26,117,100         $  26,117,100
                                                                                                         -------------
     TOTAL INVESTMENTS (COST $799,338,168) (97.81%).............................                           833,047,213
     CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.19%).....................                            18,672,991
                                                                                                         -------------
     TOTAL NET ASSETS (100.00%).................................................                         $ 851,720,204
                                                                                                         -------------
                                                                                                         -------------

---------------
 (a)  Canadian Dollar

 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (2)  Step-Up bond.

 (3)  Illiquid Security.

 (4)  Payment In Kind Security.

 (5)  Interest rate reflected is rate in effect at December 31, 1996.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

At December 31, 1996, the net asset value per share of the OFFITBANK Emerging Markets Fund was $11.03. In 1996 the SEC total return of the Emerging Markets Fund, net of all fees and expenses, was 26.56%. The annualized total return for the Fund since its inception on March 8, 1994 through December 31, 1996 was 15.44%.

Our strategy relies on investing where we believe there is fundamental value, and where investors are provided attractive risk-adjusted total returns. Because we view investment opportunities as being more attractive on a risk-adjusted basis in Latin America, the Fund continues to emphasize that region compared to the way relevant benchmarks are allocated globally (e.g., the J.P. Morgan Emerging Markets Bond Index).

Global investors are clearly regaining confidence in the Latin American region in response to a marked improvement in economic developments and the successfull financial rescue effort of Mexico undertaken in March of 1995. Latin American governments have accelerated and broadened their economic reforms, while their corporate counterparts have reorganized and retooled to become globally competitive. The market appears healthier from a technical standpoint than in early 1994, as a much larger and better informed investor base is now actively involved in this market.

One of the distinguishing characteristics of the OFFITBANK Emerging Markets Fund is its emphasis on dollar-denominated Eurobonds VIS-A-VIS Pre-Bradys, Bradys, and foreign currency instruments. Our intention is to continue to gear the Fund towards corporate credits, or "INTERNATIONAL HIGH YIELD", where credit analysis and credit fundamentals are the principal determinants of return. In our opinion, upper-tier, quality issuers in Latin America offer investors compensatory returns with yields of between 300 and 500 basis points in excess of their equivalent duration U.S. Treasury Securities.

Over 80% of the Fund is invested in dollar-denominated fixed income instruments or foreign-denominated securities hedged back into dollars. At year end, approximately 42% of the Fund was invested in U.S. dollar-denominated Eurobonds, 19% in locally issued and traded fixed income instruments, and 36% in sovereign Brady bonds and Pre-Brady loans. The Fund's principal country allocations continued to be weighted 25% in Brazil, 20% in Mexico and 19% in Argentina. The securities in the Fund's portfolio had an average duration of 4.25 years, an SEC 30-day yield of 9.73%, and an approximate average yield-to-maturity of 11.75%

We expect to continue our strategy of not reaching for yield, but rather moderating risk within the asset class, as evidenced historically by the Fund's low volatility of returns relative to the asset class.

Richard M. Johnston                                         Wallace Mathai-Davis

January 15, 1997

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK Emerging Markets Fund at the trading commencement date of March 8, 1994 and held through December 31, 1996 as well as the performance of the J.P. Morgan Emerging Markets Bond Index, the J.P. Morgan Latin America Eurobond Index and the J.P. Morgan Emerging Markets Bond Index+ over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the J.P. Morgan Emerging Markets Bond Index+ and the J.P. Morgan Latin America Eurobond Index. Past performance is not predictive of future performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  OFFITBANK EMERGING     COMPOSITE   J.P. MORGAN EMERGING
                                                                          Markets Fund        Index     Markets Bond Index
3/8/94                                                                        $250,000     $250,000               $250,000
3/31/94                                                                       $247,800     $229,750               $223,525
6/30/94                                                                       $251,046     $227,544               $219,814
9/30/94                                                                       $260,360     $246,476               $243,686
12/31/94                                                                      $240,078     $223,776               $223,265
3/31/95                                                                       $237,269     $199,339               $198,550
6/30/95                                                                       $259,833     $243,892               $243,879
9/30/95                                                                       $278,645     $262,647               $258,414
12/31/95                                                                      $296,256     $281,873               $284,772
3/31/96                                                                       $309,291     $292,387               $295,480
6/30/96                                                                       $330,725     $314,374               $322,900
9/30/96                                                                       $352,916     $342,133               $356,385
12/31/96                                                                      $374,868     $364,167               $381,510
                                                                                                           Since Inception
Average Annual Total Return                                                                One Year        (March 8, 1994)
OFFITBANK Emerging Markets Fund                                                              26.56%                 15.44%
Composite Index; 50% J.P. Morgan Emerging Markets Bond Index+
and 50% J.P. Morgan Latin America Eurobond Index                                             29.20%                 14.27%
J.P. Morgan Emerging Markets Bond Index                                                      33.97%                 16.18%
J.P. Morgan Latin America Eurobond Index                                                     19.52%                 10.78%
J.P. Morgan Emerging Markets Bond Index+                                                     39.31%                 17.54%

                                                                   J.P. MORGAN LATIN      J.P. MORGAN EMERGING
                                                                  America Eurobond Index     Markets Bond Index
3/8/94                                                                          $250,000               $250,000
3/31/94                                                                         $242,500               $217,000
6/30/94                                                                         $237,771               $217,087
9/30/94                                                                         $244,881               $246,741
12/31/94                                                                        $223,135               $223,226
3/31/95                                                                         $199,126               $198,493
6/30/95                                                                         $242,336               $244,146
9/30/95                                                                         $264,268               $259,601
12/31/95                                                                        $279,146               $282,991
3/31/96                                                                         $288,860               $294,254
6/30/96                                                                         $300,386               $326,769
9/30/96                                                                         $315,345               $368,171
12/31/96                                                                        $333,635               $394,237
Average Annual Total Return
OFFITBANK Emerging Markets Fund
Composite Index; 50% J.P. Morgan Emerging Markets Bond Index+
and 50% J.P. Morgan Latin America Eurobond Index
J.P. Morgan Emerging Markets Bond Index
J.P. Morgan Latin America Eurobond Index
J.P. Morgan Emerging Markets Bond Index+

*The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

In prior years, the Fund's performance was compared only to the J.P. Morgan Emerging Markets Bond Index. Since that index is composed primarily of Brady Bonds, secondarily of sovereign bonds, with only a minor allocation to corporate Eurobonds, the Fund does not anticipate presenting the performance of that index in future years.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                   PRINCIPAL/SHARE             MARKET
                                                                                        AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT
  ARGENTINA (13.72%)
     Argentina Bocon Pre-1 Floating Rate Bonds, 3.576%, 04/01/01................  $     2,700,000(d)(4)     $  3,202,200
     Argentina U.S. $ Bocon Pre-4 Floating Rate Bonds, 5.375%, 09/01/02.........        2,250,000(4)           2,417,625
     Argentina Brady Floating Rate Bonds, 6.625%, 03/31/05......................        7,056,000(4)           6,138,720
     Republic of Argentina Bonds, 10.50%, 11/14/02..............................        2,200,000(c)           1,564,794
     Republic of Argentina Global Bonds, 11.00%, 10/09/06.......................        2,500,000              2,612,500
                                                                                                            ------------
                                                                                                              15,935,839
                                                                                                            ------------
  BRAZIL (14.01%)
     Brazil Brady Capitalization Step-Up Bonds, 4.00/8.00%, 04/15/14............        6,277,821(3)           4,622,046
     Brazil Brady DCB Floating Rate Bonds, 6.5625%, 04/15/12....................        4,000,000(4)           3,035,000
     Brazil Discount Z Floating Rate Bonds, 6.50%, 04/15/24.....................        3,000,000(4)           2,310,000
     Brazilian LTN Notes, 03/01/97..............................................               61(a)              56,391
     Brazilian NTN-D Dollar Indexed, 03/01/97...................................          539,000(a)             549,541
     Brazilian NTN-D Dollar Indexed, 03/17/97...................................        1,600,000(a)           1,605,443
     Brazilian NTN-D Dollar Indexed, 07/01/97...................................        2,617,000(a)           2,602,189
     Chase CC5 LTN Notes, 20.00%, 05/02/97......................................        1,558,050(a)           1,490,957
                                                                                                            ------------
                                                                                                              16,271,567
                                                                                                            ------------
  DOMINICAN REPUBLIC (1.78%)
     Dominican Republic Brady PDI Floating Rate Bonds, 6.5625%, 08/30/09........        2,500,000(4)           2,065,625
                                                                                                            ------------
  ECUADOR (5.21%)
     Ecuador Brady Discount Floating Rate Bonds, 6.50%, 02/28/25................        6,000,000(4)           4,125,000
     Ecuador Brady Par Step-Up Bonds, 3.25%, 02/28/25...........................        1,000,000(3)(4)          465,000
     Ecuador Brady PDI Floating Rate Bonds, 6.50%, 02/27/15.....................        2,379,128(4)           1,460,189
                                                                                                            ------------
                                                                                                               6,050,189
                                                                                                            ------------
  MEXICO (3.82%)
     Mexican Cetes, 02/06/97....................................................        1,750,000(f)           2,159,910
     Mexican Cetes, 03/06/97....................................................          500,000(f)             605,317
     Mexican Cetes, 03/26/97....................................................          225,520(f)             269,259
     United Mexican States Bonds, 10.375%, 01/29/03.............................        2,000,000(c)           1,396,557
                                                                                                            ------------
                                                                                                               4,431,043
                                                                                                            ------------
  MOROCCO (0.85%)
     Morocco Snap Notes, 11.50%, 01/29/09.......................................        1,500,000(c)             984,086
                                                                                                            ------------
  PANAMA (2.66%)
     Panama Brady IRB Floating Rate Bonds, 3.50%, 07/07/14......................        1,575,000(4)           1,086,750
     Panama Brady PDI Floating Rate Bonds, 6.75%, 07/17/16......................        2,574,000(4)           2,007,720
                                                                                                            ------------
                                                                                                               3,094,470
                                                                                                            ------------
  PERU (3.47%)
     Peru IRB (When And If Issued)..............................................        1,000,000(5)             551,250
     Peru PDI (When And If Issued)..............................................          500,000(5)             293,750
     Peru Citi-Loan.............................................................        2,750,000(2)           3,190,000
                                                                                                            ------------
                                                                                                               4,035,000
                                                                                                            ------------
  VENEZUELA (8.89%)
     Venezuela Brady FLIRB, Floating Rate Bonds, 6.625%, 03/31/07...............        7,000,000(4)           6,247,500
     Venezuela Deutschemark Linked Notes, 10.00%, 11/24/03......................        5,750,000(c)           4,078,223
                                                                                                            ------------
                                                                                                              10,325,723
                                                                                                            ------------
AUTO PARTS (1.98%)
  BRAZIL
     Iochpe Maxion S.A. 12.375%, 11/08/02.......................................        2,330,000              2,295,050
                                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.
12

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                   PRINCIPAL/SHARE             MARKET
                                                                                        AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------
BANKS (11.32%)
  ARGENTINA
     Banco de Galicia Callable Convertible Notes, 7.00%, 08/01/02...............  $     2,000,000           $  2,350,000
     Banco Republica S.A. 12.125%, 12/22/97.....................................          250,000                250,937
     Banco Roberts, 11.75%, 11/16/00............................................          300,000                315,000
                                                                                                            ------------
                                                                                                               2,915,937
                                                                                                            ------------
  CZECH REPUBLIC
     International Bank of Reconciliation & Development, 11.00%, 05/29/97.......       64,150,000(e)           2,334,647
                                                                                                            ------------
  CHILE
     Citibank Chilean Peso-Linked Time Deposit, UF+5.35%, 05/19/97..............      324,992,184(b)(2)          796,228
     Citibank Chilean Peso-Linked Time Deposit, UF+5.35%, 05/19/97..............      320,145,598(b)(2)          783,973
     Citibank Chilean Peso-Linked Time Deposit, UF+5.10%, 01/16/97..............      532,223,778(b)(2)        1,329,961
     Citibank Chilean Peso-Linked Time Deposit, UF+5.35%, 10/30/97..............      540,767,641(b)(2)        1,298,711
                                                                                                            ------------
                                                                                                               4,208,873
                                                                                                            ------------
  MEXICO
     Grupo Financiero Banamex Convertible, 11.00%, 07/15/03 (144A)..............          400,000(1)             407,000
                                                                                                            ------------
  MOROCCO
     Morocco Tranche A Loan, 6.4375%, 01/01/09..................................        4,000,000(2)           3,285,000
                                                                                                            ------------
BUILDING MATERIALS (2.60%)
  MEXICO
     Cemex, 12.75%, 07/15/06....................................................          450,000                502,875
     Cemex, 12.75%, 07/15/06 (144A).............................................        2,250,000(1)           2,514,375
                                                                                                            ------------
                                                                                                               3,017,250
                                                                                                            ------------
CONSTRUCTION (3.42%)
  MEXICO
     Bufete Industrial, 11.375%, 07/15/99 (144A)................................        1,500,000(1)           1,578,750
     Empresas ICA Sociedad, 11.875%, 05/30/01 (144A)............................        2,000,000(1)           2,130,000
     Empresas ICA Sociedad, 11.875%, 05/30/01...................................          250,000                266,250
                                                                                                            ------------
                                                                                                               3,975,000
                                                                                                            ------------
INDUSTRIAL (5.86%)
  BRAZIL
     Elevadores Atlas Step-Up Bonds, 11.00/11.50%, 07/11/04 (144A)..............        1,500,000(1)(3)        1,541,250
     Globo Communicacoes, 10.50%, 12/20/06 (144A)...............................        2,500,000(1)           2,512,500
                                                                                                            ------------
                                                                                                               4,053,750
                                                                                                            ------------
  MEXICO
     Alfa Convertible Callable Notes, 8.00%, 09/15/00 (144A)....................        1,300,000(1)           1,430,000
     Alfa Convertible Callable Notes, 8.00%, 09/15/00...........................        1,200,000              1,320,000
                                                                                                            ------------
                                                                                                               2,750,000
                                                                                                            ------------
IRON/STEEL (0.97%)
  MEXICO
     Tubos de Acero de Mexico, Putable 13.75%, 12/08/99.........................        1,000,000              1,130,000
                                                                                                            ------------
MEDIA (7.09%)
  BRAZIL
     RBS Participacoes S.A., Putable 14.00%, 12/15/03...........................        1,780,000              1,949,100
     RBS Participacoes S.A., Putable 14.00%, 12/15/03 (144A)....................          500,000(1)             547,500
     Tevecap S.A., 12.625%, 11/26/04 (144A).....................................        1,250,000(1)           1,275,000
                                                                                                            ------------
                                                                                                               3,771,600
                                                                                                            ------------
  MEXICO
     Grupo Televisa S.A. 11.875%, 05/15/06 (144A)...............................        1,050,000(1)           1,160,250
     Grupo Televisa S.A. Step-Up Callable Bonds, 13.25%, 05/15/08 (Reg).........        1,000,000(3)             660,000
     Grupo Televisa S.A. Step-Up Callable Bonds, 13.25%, 05/15/08...............        2,150,000(3)           1,419,000
     Grupo Televisa S.A. Step-Up Callable Bonds, 13.25%, 05/15/08 (144A)........        1,850,000(1)(3)        1,221,000
                                                                                                            ------------
                                                                                                               4,460,250
                                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                   PRINCIPAL/SHARE             MARKET
                                                                                        AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------
PAPER/PULP (2.34%)
  MEXICO
     Grupo Industrial Durango, 12.625%, 08/01/03................................  $     2,500,000           $  2,712,500
                                                                                                            ------------
PETROCHEMICALS (1.77%)
  BRAZIL
     Opp Petroquimica, Putable 11.50%, 02/23/04 (144A)..........................        2,000,000(1)           2,055,000
                                                                                                            ------------
TELECOMMUNICATIONS (1.91%)
  ARGENTINA
     Telecom Argentina, Putable 12.00%, 11/15/02................................        1,000,000              1,113,750
     Telefonica de Argentina, 11.875%, 11/01/04.................................        1,000,000              1,110,000
                                                                                                            ------------
                                                                                                               2,223,750
                                                                                                            ------------
TEXTILES (0.65%)
  VENEZUELA
     Sudamtex de Venezuela Convertible Callable Bonds, 11.00%, 03/19/01
      (144A)....................................................................          750,000(1)             750,000
                                                                                                            ------------
UTILITIES (2.01%)
  CZECH REPUBLIC
     Cez A.S., 10.90%, 06/27/01.................................................       65,000,000(e)           2,334,677
                                                                                                            ------------
OPTIONS (0.09%)
     Brazilian Real Put Option, 05/02/97........................................       10,000,000                105,000
                                                                                                            ------------
    TOTAL INVESTMENTS (COST $103,603,318) (96.42%)..............................                             111,978,826
    CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (3.58%)......................                               4,165,340
                                                                                                            ------------
    TOTAL NET ASSETS (100.00%)..................................................                            $116,144,166
                                                                                                            ------------
                                                                                                            ------------

---------------
Principal denominated in the following currencies.

(a) Brazilian Real    (b) Chilean Peso    (c) German
    Deutschemark    (d) Argentine Peso    (e) Czech Koruna    (f) Mexican Peso

(1) Security  exempt from registration under Rule  144A of the Securities Act of
    1933.  These  securities   may  be  resold   in  transactions  exempt   from
    registration, normally to qualified institutional buyers.

(2) Illiquid Security.

(3) Step-Up bond.

(4) Interest rate reflected is the rate in effect at December 31, 1996.

(5) When Issued Security.

    The accompanying notes are an integral part of the financial statements.
14

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The 1996 calendar year and inception to date total returns for the New York Municipal Fund were 3.72% and 12.14%, respectively. The 1996 year end Net Asset Value (NAV) of $10.40 was 4% higher than the inception price of $10.00 and a few cents below the year end 1995 price of $10.47. The net assets of the Fund continued to grow finishing the year at slightly above $20 million, up from $12 million at December 31, 1995. The 30-day SEC yield for the month ending December 31, 1996 was 4.32%.

For the high grade fixed income markets, 1996 was a challenging year as continued growth, low inflation and a stable Fed provided a market in which interest rates moved up and down within a relatively narrow range. This range approximated 130 basis points for Treasurys and 50 basis points for high grade municipals. Municipals were able to outperform Treasurys partially because they began the year extremely cheap relative to Treasurys, and because of the disappearance of major tax reform proposals in April 1996. Although new issue municipal debt totaling approximately $180 billion was 14% greater than 1995 levels, it was absorbed by additional buyers, principally the casualty companies who needed tax exempt income and were enticed by the year's attractive municipal/Treasury yield ratios.

Although 1996  was  not  as  stellar  as  1995  for  fixed  income,  the  Fund's intermediate investments outperformed both the very short (money market instruments) and long ends of the municipal market. In the near term, we believe the markets will continue to trade within the ranges established last year and intend to maintain the Fund's concentration in the intermediate area of the yield curve. The yield increase beyond the longer intermediate (11-15) maturities is minimal, and we are presently closer to the lower end of the trading range.

Apart from interest rate changes, the performance of the municipal market is affected by tax law changes, the technicals of supply and demand and credit. Minor changes to the tax code may replace major tax reform proposals, but we do not expect municipal market dislocation in 1997. Any discussion of removing the exemption of municipal interest may provide a buying opportunity. Also expected to be relatively benign are the technicals, particularly in the high grade credits that we purchase. Credit selection, however, is likely to be extremely important in many states, and particularly in New York. In addition to being a slower growing state, New York and its counties must begin to plan for changes in the administration of Federal Welfare Reform. The Fund is presently heavily weighted in essential purpose (water, sewer, electric, etc.) revenue bonds which as of year end accounted for 68% of the portfolio. Most of the remaining investments are in high grade general obligations of the state's most creditworthy cities and counties.

We believe that New York municipals are fairly valued today and our transactions continue to be directed by the yield ratio of municipals to Treasurys. We begin 1997 with yield ratios of 75-80%, which are approximately five percentage points lower than last year's levels. Even at these lower ratios, an individual in the maximum Federal tax bracket achieves an after tax return in municipals that we believe is far superior to that achieved in high grade taxable investments. Furthermore, some of the factors that had cheapened municipals in years past are behind us. Factors that could continue to strengthen the municipal market, such as individual investors rebalancing their equity exposure and the ever approaching baby boom population, are ahead of us.

Carolyn N. Dolan
January 15, 1997

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK New York Municipal Fund at the trading commencement date of April 3, 1995 and held through December 31, 1996 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                OFFITBANK NEW YORK MUNICIPAL FUND    LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX
04/03/1995                                                                 $250,000                                      $250,000
06/30/1995                                                                 $256,150                                      $256,700
09/30/1995                                                                 $262,912                                      $262,835
12/31/1995                                                                 $270,274                                      $268,223
03/31/1996                                                                 $268,679                                      $268,250
06/30/1996                                                                 $269,969                                      $269,699
09/30/1996                                                                 $273,991                                      $274,149
12/31/1996                                                                 $280,375                                      $279,577
                                                                                                                  Since Inception
Average Annual Total Return                                                One Year                               (April 3, 1995)
OFFITBANK New York Municipal Fund*                                            3.72%                                         6.78%
Lehman Brothers 5 Year Municipal Bond Index                                   4.23%                                         6.61%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                                               MARKET
                                                                                      PRINCIPAL                 VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (98.25%)
  EDUCATION REVENUE (5.16%)
     New York State Dormitory Authority Revenue Bonds Columbia University Series
      A, (MBIA), 4.60%, 07/01/06................................................  $       100,000(4)        $      98,000
     New York State Dormitory Authority Revenue Bonds Cornell University Series
      A, (MBIA), 4.80%, 07/01/03................................................          250,000(4)              254,062
     New York State Dormitory Authority Revenue Bonds Cornell University Series
      A, (MBIA), 5.25%, 07/01/07................................................          350,000(4)              360,063
     New York State Dormitory Authority Revenue Bonds New York University Series
      A, (MBIA), 5.50%, 07/01/04................................................          315,000(4)              327,600
                                                                                                            -------------
                                                                                                                1,039,725
                                                                                                            -------------
  GENERAL OBLIGATIONS (28.39%)
     Albany County General Obligation Bonds Series B, 5.60%, 03/15/07...........          300,000                 311,250
     Albany County General Obligation Bonds Series B, (FGIC), 5.60%, 03/15/09...          400,000(2)              410,000
     Dutchess County General Obligation Bonds, 4.90%, 08/01/04..................          215,000                 217,687
     Hempstead General Obligation Bonds Series B, (FGIC), 5.625%, 02/01/01......          245,000(2)              255,719
     Hempstead General Obligation Bonds Series B, (FGIC), 5.625%, 02/01/04......          140,000(2)              147,700
     Islip General Obligation Bonds, (FGIC), 6.00%, 11/01/05....................          100,000(2)              107,375
     Monroe County General Obligation Bonds, 6.00%, 03/01/98....................           55,000                  56,306
     Monroe County General Obligation Bonds, 6.00%, 03/01/98....................          350,000                 357,437
     New Castle General Obligation Bonds, 4.75%, 06/01/08.......................          210,000                 203,175
     New York State General Obligation Bonds, 5.50%, 11/15/01...................          200,000                 208,750
     New York State General Obligation Bonds, 5.60%, 08/15/07...................          350,000                 364,000
     New York State General Obligation Bonds, 5.75%, 09/15/02...................          425,000                 449,438
     Onondaga County General Obligation Bonds, 5.40%, 04/01/01..................          150,000                 155,812
     Onondaga County General Obligation Bonds, 5.00%, 05/01/08..................          260,000                 259,025
     Onondaga County General Obligation Bonds Series B, 5.85%, 02/15/00.........          500,000                 523,750
     Ontario County General Obligation Bonds, (FGIC), 5.00%, 08/15/02...........          250,000(2)              255,938
     Orange County N.Y. General Obligation Bonds, 5.20%, 11/01/10...............          300,000                 296,625
     Schenectady County (N.Y.) General Obligation Bonds, (MBIA), 6.00%,
      08/15/05..................................................................          200,000(4)              217,750
     Syracuse General Obligation Bonds (MBIA), 6.00%, 12/01/04..................          250,000(4)              270,625
     Syracuse General Obligation Bonds (MBIA), 5.75%, 06/15/09..................          200,000(4)              206,500
     Syracuse General Obligation Bonds Series A, 5.00%, 02/15/06................          175,000                 176,750
     Westchester County General Obligation Bonds Series A, 5.80%, 11/15/04......          250,000                 271,563
                                                                                                            -------------
                                                                                                                5,723,175
                                                                                                            -------------
  HEALTH CARE (0.78%)
     New York Medical Care Facility Finance Authority, (FHA), 6.20%, 08/15/14...          150,000(3)              156,562
                                                                                                            -------------
  HOUSING (4.44%)
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.80%,
      10/01/06..................................................................          200,000                 207,250
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%,
      10/01/06..................................................................          125,000                 132,344
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.35%,
      04/01/07..................................................................          240,000                 243,600
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%,
      04/01/07..................................................................          100,000                 105,875
     New York State Mortgage Agency Revenue Bonds Series 46, 5.75%, 04/01/04....          200,000                 205,250
                                                                                                            -------------
                                                                                                                  894,319
                                                                                                            -------------
  PREREFUNDED/ESCROWED TO MATURITY (5.35%)
     Erie County Water Authority Improvement Revenue Bonds, 5.75%, 12/01/08.....          450,000                 459,000
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 6.50%, 01/01/22.........................................          150,000                 165,375
     Niagara Falls Bridge Commission New York Revenue Bonds, (FGIC), 6.125%,
      10/01/19..................................................................          415,000(2)              453,906
                                                                                                            -------------
                                                                                                                1,078,281
                                                                                                            -------------
  PUBLIC POWER (4.38%)
     New York State Power Authority Revenue Bonds Series BB, 6.30%, 01/01/07....          375,000                 400,312
     New York State Power Authority Revenue Bonds Series CC, 4.80%, 01/01/05....          180,000                 178,650
     New York State Power Authority Revenue Bonds Series CC, (MBIA), 4.90%,
      01/01/06..................................................................          200,000(4)              198,250
     New York State Power Authority Revenue Bonds Series Y, 6.25%, 01/01/05.....          100,000                 106,375
                                                                                                            -------------
                                                                                                                  883,587
                                                                                                            -------------
  RESOURCE RECOVERY (1.35%)
     Dutchess County Resource Recovery Agency Solid Waste Management Revenue
      Bonds Series A, (FGIC), 7.20%, 01/01/02...................................          250,000(2)              272,813
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                                               MARKET
                                                                                      PRINCIPAL                 VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (CONTINUED)
  SALES TAX REVENUE (14.07%)
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 6.20%, 01/01/00.........................................  $       120,000           $     126,150
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 5.10%, 01/01/08.........................................          330,000                 319,688
     Municipal Assistance Corp. for City of New York Revenue Bonds Series E,
      5.20%, 07/01/08...........................................................          375,000                 375,937
     Municipal Assistance Corp. for City of New York Revenue Bonds Series D,
      (AMBAC), 5.00%, 07/01/03..................................................          250,000(1)              255,313
     Municipal Assistance Corp. for City of New York Revenue Bonds Series D,
      (AMBAC), 5.20%, 07/01/07..................................................          400,000(1)              405,500
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      6.375%, 04/01/00..........................................................          100,000                 105,750
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.50%, 04/01/02...........................................................          250,000                 249,062
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      6.75%, 04/01/02...........................................................          315,000                 346,894
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.75%, 04/01/04...........................................................          100,000                  99,875
     New York State Local Government Assistance Corp. Revenue Bonds Series E,
      4.80%, 04/01/05...........................................................          180,000                 179,100
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      5.00%, 04/01/06...........................................................          100,000                  99,875
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      6.75%, 04/01/07...........................................................          250,000                 273,438
                                                                                                            -------------
                                                                                                                2,836,582
                                                                                                            -------------
  TELECOMMUNICATIONS (0.76%)
     Puerto Rico Telephone Authority Revenue Bonds Series M, (AMBAC), 5.05%,
      01/01/04..................................................................          150,000(1)              152,438
                                                                                                            -------------
  TRANSPORTATION REVENUE (19.39%)
     Metropolitan Transit Authority Bonds Series A, (MBIA), 5.25%, 04/01/09.....          300,000(4)              298,500
     New York State Bridge Authority Bonds, 7.00%, 01/01/00.....................          250,000                 258,020
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, (FGIC),
      6.40%, 04/01/04...........................................................          200,000(2)              220,500
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series A, (FGIC),
      5.80%, 04/01/09...........................................................          300,000(2)              309,000
     New York State Thruway Highway & Bridge Trust Fund Bonds Series B, (MBIA),
      5.75%, 04/01/06...........................................................          200,000(4)              211,500
     New York State Thruway Highway & Bridge Trust Fund Bonds Series B, 5.80%,
      04/01/07..................................................................          600,000                 631,500
     New York State Thruway Highway & Bridge Trust Fund Bonds Series A, 6.00%,
      04/01/99..................................................................          300,000                 311,250
     Port Authority of New York & New Jersey Bonds Series 86, 5.80%, 07/15/03...          200,000                 214,250
     Port Authority of New York & New Jersey Bonds Series 86, 5.00%, 07/01/06...          250,000                 253,437
     Port Authority of New York & New Jersey Bonds Series 86, 5.70%, 08/01/07...          270,000                 282,825
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 4.70%,
      01/01/07..................................................................          500,000                 487,500
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 4.50%,
      01/01/03..................................................................          250,000                 249,688
     Triborough Bridge & Tunnel Authority General Purpose Bonds 5.75%,
      01/01/05..................................................................          170,000                 181,475
                                                                                                            -------------
                                                                                                                3,909,445
                                                                                                            -------------
  WATER/SEWER (14.18%)
     New York City Municipal Water Financing Authority Water & Sewer Unref
      System Revenue Bonds, 7.00%, 06/15/07.....................................          105,000                 116,156
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series B, 5.375%, 06/15/07..................................          350,000                 356,562
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.35%, 06/15/09............................................          225,000                 224,719
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.20%, 06/15/05............................................          500,000                 510,625
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.40%, 06/15/03............................................          200,000                 217,000
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.50%, 06/15/04............................................          150,000                 163,125
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds Series E, 6.60%, 06/15/05...................................          250,000                 272,812
     New York State Environmental Facilities Corporation Pollution Control
      System Revenue Bonds, 7.20%, 06/15/06.....................................          250,000                 278,125
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 5.40%, 05/15/06............................................          250,000                 259,688
     New York State Municipal Water Finance Authority Series A, 4.90%,
      06/15/02..................................................................          200,000                 203,000
     Suffolk County Water Revenue Bonds, (MBIA), 5.10%, 06/01/05................          250,000(4)              255,625
                                                                                                            -------------
                                                                                                                2,857,437
                                                                                                            -------------
            TOTAL INVESTMENTS (COST $19,515,273) (98.25%).......................                               19,804,364
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.75%)..............                                  353,268
                                                                                                            -------------
            TOTAL NET ASSETS (100.00%)..........................................                            $  20,157,632
                                                                                                            -------------
                                                                                                            -------------

---------------

(1) Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
(2) Insured as to principal and interest by the Finance Guarantee Insurance Corporation.
(3)  Insured by the Federal Housing Administration.
(4) Insured as to principal and interest by the Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
18

                                   OFFITBANK
                        LATIN AMERICA TOTAL RETURN FUND

--------------------------------------------------------------------------------

At December 31, 1996, the net asset value per share of the OFFITBANK Latin America Total Return Fund was $11.66. The SEC 1996 total return since inception February 13, 1996, net of all fees and expenses, was 23.36%.

At year-end December 31, 1996, the Fund's asset allocation was 78% equity, 20% fixed income and 2% cash. The Fund was diversified across 7 countries with weightings (combining the debt and equity components) concentrated in the largest economies of Latin America: Brazil 41%; Mexico 29%; and Argentina 16%. These weightings reflect our view of the best opportunities in the region. The Fund held over 60 separate securities, diversified across 21 industries with its largest positions in Telecommunications (18%), Utilities (12%) and Building Materials (8%).

The Fund's equity component was diversified across 6 countries with its heaviest weightings in Brazil 47%, Mexico 30% and Argentina 16%. The equity component continues to focus on companies with superior earnings growth potential and ongoing privatizations.

The Fund's fixed income positions were diversified across 5 countries: Mexico 31%, Brazil 21%, Argentina 19%, Venezuela 16% and Ecuador 13%. The entire fixed income portion of the portfolio is dollar denominated. Consistent with our strategy, fixed income investments serve two purposes: dampening volatility by adding high yielding bonds; and gaining broad country exposure to improving macro-economic environments where equity markets present limited opportunities, such as Ecuador and Peru.

For the full year of 1996, Latin American equities underperformed Latin American fixed income. We believe, however, that the implied decline in perceived sovereign risk in Latin America reflects the region-wide economic reform based on reaffirmation of free market policies and fiscal responsibility which has not yet been translated fully into equity prices. Going forward, we believe that 1996's improved macro-economic environment throughout the region has set the stage for significant economic growth and increased corporate profitability in 1997 which we expect will translate into higher equity prices. Consequently, we intend to be fully invested up to the current limit of 80% in equities, while maintaining the remaining 20% fully invested in fixed income investments in markets where it remains difficult to participate through their equity markets in the improving countries' macro-economic environment.

Richard M. Johnston

January 15, 1997

                                   OFFITBANK
                        LATIN AMERICA TOTAL RETURN FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK Latin America Total Return Fund at the trading commencement date of February 13, 1996 and held through December 31, 1996 as well as the performance of the ING Barings Emerging Markets--Latin America Equity Index and the J.P. Morgan Latin America Eurobond Index over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the ING Barings Emerging Markets--Latin America Equity Index and the J.P. Morgan Latin America Eurobond Index. Past performance is not predictive of future performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  OFFITBANK LATIN AMERICA         COMPOSITE INDEX; 75%
                                                                          Total Return Fund    ING Barings Emerging Markets
2/13/96                                                                            $250,000                        $250,000
3/31/96                                                                            $242,450                        $240,175
6/30/96                                                                            $271,689                        $259,845
9/30/96                                                                            $287,230                        $262,781
12/31/96                                                                           $308,399                        $271,742
                                                                            Since Inception
Total Return                                                            (February 13, 1996)
OFFITBANK Latin America Total Return Fund                                            23.36%
Composite Index; 75% ING Barings Emerging Markets-Latin America
Equity Index and 25% J.P. Morgan Latin America
Eurobond Index                                                                        8.70%
ING Barings Emerging Markets-Latin America Equity Index                               6.94%
J.P. Morgan Latin America Eurobond Index                                             13.83%

                                                                 ING BARINGS EMERGING MARKETS -   J.P. MORGAN LATIN AMERICA
                                                                      Latin America Equity Index             Eurobond Index
2/13/96                                                                                 $250,000                   $250,000
3/31/96                                                                                 $238,100                   $246,375
6/30/96                                                                                 $260,934                   $256,205
9/30/96                                                                                 $260,542                   $268,964
12/31/96                                                                                $267,343                   $284,564
Total Return
OFFITBANK Latin America Total Return Fund
Composite Index; 75% ING Barings Emerging Markets-Latin America
Equity Index and 25% J.P. Morgan Latin America
Eurobond Index
ING Barings Emerging Markets-Latin America Equity Index
J.P. Morgan Latin America Eurobond Index

*The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

                                   OFFITBANK
                        LATIN AMERICA TOTAL RETURN FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

                                                                                   PRINCIPAL/SHARE            MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES (78.35%)
  AUTO PARTS/RELATED (1.19%)
    MEXICO
      Corporacion Sanluis S.A. de C.V. -- Common Stock..........................           26,000(a)        $   158,275
                                                                                                            -----------
  BANKS (4.52%)
    ARGENTINA
      Banco Frances del Rio de la Plata S.A. -- ADR.............................            6,440(3)            177,100
      Banco de Galicia -- ADR...................................................            6,200(3)            150,350
                                                                                                            -----------
                                                                                                                327,450
                                                                                                            -----------
    BRAZIL
      Banco Bradesco S.A. -- Preferred Stock....................................           10,000(b)             72,508
      Banco Itau S.A. -- Preferred Stock........................................              150(b)             64,998
                                                                                                            -----------
                                                                                                                137,506
                                                                                                            -----------
    MEXICO
      Grupo Financiero Banorte -- Class B Common Stock..........................          135,000(a)            136,284
                                                                                                            -----------
  BEVERAGES (1.08%)
    MEXICO
      Coca-Cola Femsa -- ADR....................................................            5,000(3)            144,375
                                                                                                            -----------
  BREWERY (1.60%)
    BRAZIL
      Companhia Cervejaria Brahma -- Preferred Stock............................              390(b)            213,308
                                                                                                            -----------
  BUILDING MATERIALS (5.55%)
    BRAZIL
      Companhia Cimento Portland Itau -- Preferred Stock........................              700(b)            246,008
                                                                                                            -----------
    MEXICO
      Cementos Apasco S.A. de C.V. -- Common Stock..............................           30,000(a)            205,073
      Cementos Mexicanos S.A. de C.V. -- Common Stock...........................           80,000(a)            288,142
                                                                                                            -----------
                                                                                                                493,215
                                                                                                            -----------
  CHEMICALS (0.26%)
    CHILE
      Sociedad Quimica y Minera de Chile S.A. -- ADR............................              650(3)             35,181
                                                                                                            -----------
  CONSTRUCTION (3.63%)
    MEXICO
      Bufete Industrial -- ADR..................................................           10,900(3)            231,625
      Empresas ICA Sociedad S.A. de C.V. -- ADR.................................           17,200(3)            251,550
                                                                                                            -----------
                                                                                                                483,175
                                                                                                            -----------
  FOOD PROCESSING (3.90%)
    MEXICO
      Gruma S.A. -- Class B ADR (144A)..........................................           11,000(1)(3)         267,630
      Grupo Industrial Maseca -- Class B Common Stock...........................           94,000(a)            118,737
                                                                                                            -----------
                                                                                                                386,367
                                                                                                            -----------
    VENEZUELA
      Mavesa S.A. -- ADR........................................................           20,000(3)            132,600
                                                                                                            -----------
  INDUSTRIAL (4.67%)
    MEXICO
      Desc S.A. -- ADR..........................................................           11,900(3)            261,800
      Grupo Alfa S.A. -- Class A Common Stock...................................           21,114(a)             97,337
      Grupo Carso S.A. -- Class A Common Stock..................................           50,000(a)            262,524
                                                                                                            -----------
                                                                                                                621,661
                                                                                                            -----------
  IRON/STEEL (5.34%)
    ARGENTINA
      Siderar S.A. -- Common Stock                                                         94,000(c)            270,720
      Siderca S.A. -- Common Stock                                                        100,000(c)            182,500
                                                                                                            -----------
                                                                                                                453,220
                                                                                                            -----------
    MEXICO
      Tubos de Acero de Mexico -- ADR...........................................           16,200(3)            257,175
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                        LATIN AMERICA TOTAL RETURN FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                   PRINCIPAL/SHARE            MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (CONTINUED)
  MANUFACTURING (2.42%)
    BRAZIL
      Brasmotor S.A. -- Preferred Stock.........................................              550(b)        $   152,792
      Ericsson Telecomunicacoes S.A. -- Preferred Stock.........................           11,000(b)            169,581
                                                                                                            -----------
                                                                                                                322,373
                                                                                                            -----------
  MEDIA (2.38%)
    BRAZIL
      Multicanal Participacoes -- ADR...........................................           18,300(3)            234,469
                                                                                                            -----------
    MEXICO
      Radio Central S.A. -- ADR.................................................           12,000(3)             82,500
                                                                                                            -----------
  OIL/GAS (5.35%)
    ARGENTINA
      Perez Companc S.A. -- ADR.................................................           19,800(3)            278,388
      YPF Sociedad Anonima S.A. -- ADR..........................................            8,000(3)            202,000
                                                                                                            -----------
                                                                                                                480,388
                                                                                                            -----------
    BRAZIL
      Petroleo Brasileiro -- Preferred Stock....................................            1,450(b)            231,078
                                                                                                            -----------
  REAL ESTATE (0.15%)
    ARGENTINA
      IRSA Inversiones y Representaciones S.A. -- GDS...........................              600(4)             19,050
                                                                                                            -----------
  RETAIL (6.01%)
    ARGENTINA
      Importadora Y Exportadora de la Patagonia -- Common Stock.................           25,472(c)            239,437
                                                                                                            -----------
    BRAZIL
      Globex Utilidades S.A. -- Preferred Stock.................................            6,000(b)             97,641
      Lojas Arapua S.A. -- Preferred Stock......................................            7,000(b)            129,417
                                                                                                            -----------
                                                                                                                227,058
                                                                                                            -----------
    MEXICO
      Cifra S.A. -- Class B Common Stock........................................          100,000(a)            122,511
      Controladora Commercial Mexicana -- GDS...................................            6,000(4)            107,250
      Grupo Elektra S.A. -- GDS.................................................            6,600(4)            103,950
                                                                                                            -----------
                                                                                                                333,711
                                                                                                            -----------
  TELECOMMUNICATIONS (18.40%)
    ARGENTINA
      Telefonica de Argentina S.A. -- ADR.......................................            5,700(3)            147,487
                                                                                                            -----------
    BRAZIL
      Telecomunicacoes Brasileiras S.A. -- ADR..................................            6,600(3)            504,900
      Telecomunicacoes Brasileiras S.A. -- ON...................................            8,200(b)            588,252
      Telecomunicacoes de Minas Gerais S.A. -- Preferred Stock..................              810(b)            100,226
      Telecomunicacoes do Rio de Janeiro -- Preferred Stock.....................            2,350(b)            297,546
      Telecomunicacoes do Sao Paulo -- Preferred Stock..........................            1,300(b)            281,656
                                                                                                            -----------
                                                                                                              1,772,580
                                                                                                            -----------
    CHILE
      Cia de Telecomunicaciones de Chile S.A. -- ADR............................            2,100(3)            212,362
                                                                                                            -----------
    PERU
      CPT Telefonica del Peru -- ADR............................................            3,300(3)             62,287
                                                                                                            -----------
    VENEZUELA
      Compania Anonima Telefonos de Venezuela -- ADR............................            9,000(3)            253,125
                                                                                                            -----------
  UTILITIES (11.90%)
    BRAZIL
      Cemig S.A. -- Preferred Stock.............................................            5,500               187,386
      Centrais Electricas Brasileiras -- ADR....................................           10,000(3)            185,703
      Companhia Paulista de Forca e Luz -- Common Stock.........................            2,000(b)            236,880
      Electricidades Sao Paolo -- Class B Preferred Stock.......................            2,210(b)            326,659
      Light Participacoes S.A. -- Common Stock..................................            1,500(b)            363,986
      Paranaense de Energia -- Common Stock.....................................           17,000(b)            180,067
                                                                                                            -----------
                                                                                                              1,480,681
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.
22

                                   OFFITBANK
                        LATIN AMERICA TOTAL RETURN FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                                                   PRINCIPAL/SHARE            MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (CONTINUED)
  UTILITIES (CONTINUED)
    PERU
      Luz del Sur S.A. -- ADR...................................................            5,622(3)        $   102,264
                                                                                                            -----------
        TOTAL EQUITY SECURITIES.................................................                             10,426,650
                                                                                                            -----------
DEBT SECURITIES (20.32%)
  AUTO PARTS (2.22%)
    BRAZIL
      Iochpe Maxion S.A., 12.375%, 11/08/02.....................................  $       300,000               295,500
                                                                                                            -----------
  BUILDING MATERIALS (2.60%)
    MEXICO
      Cemex, 12.75%, 07/15/06 (144A)............................................          310,000(1)            346,425
                                                                                                            -----------
  FOOD PROCESSING (1.43%)
    MEXICO
      Grupo Industrial Durango, 12.625%, 08/01/03...............................          175,000               189,875
                                                                                                            -----------
  MEDIA (4.29%)
    BRAZIL
      RBS Participacos S.A., 14.00%, 12/15/03...................................          250,000               273,750
                                                                                                            -----------
    MEXICO
      Grupo Televisa Step-Up Bonds, 0/13.25%, 05/15/08..........................          250,000(2)            165,000
      Grupo Televisa Step-Up Bonds, 0/13.25%, 05/15/08 (144A)...................          200,000(1)(2)         132,000
                                                                                                            -----------
                                                                                                                297,000
                                                                                                            -----------
  SOVEREIGN DEBT (9.78%)
    ARGENTINA
      Argentine Brady Floating Rate Bonds, 6.625%, 03/31/05.....................          588,000(5)            511,560
                                                                                                            -----------
    ECUADOR
      Ecuador Brady Discount Floating Rate Bonds, 6.50%, 02/28/25...............          500,000(5)            343,750
                                                                                                            -----------
    VENEZUELA
      Venezuela Brady Floating Rate Bonds, 6.625%, 03/31/07.....................          500,000(5)            446,250
                                                                                                            -----------
        TOTAL DEBT SECURITIES...................................................                              2,704,110
                                                                                                            -----------
            TOTAL INVESTMENTS (COST $12,083,478) (98.67%).......................                             13,130,760
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.33%)..............                                176,957
                                                                                                            -----------
            TOTAL NET ASSETS (100.00%)..........................................                            $13,307,717
                                                                                                            -----------
                                                                                                            -----------

---------------
Principal denominated in the following currencies.
(a) Mexican Peso    (b) Brazilian Real    (c) Argentine Peso
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Step-Up bond.
(3) American Depository Receipts.
(4) Global Depository Shares.
(5) Interest rate reflected is the rate in effect at December 31, 1996.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
                                HIGH YIELD FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $799,338,168) (Note
   1a)......................................................   $   833,047,213
  Cash......................................................         4,424,998
  Interest receivable.......................................        15,158,741
  Receivable for fund shares sold...........................         3,710,978
  Dividends receivable......................................            40,906
  Unrealized appreciation on forward currency contracts
   (Note 5).................................................            49,297
                                                               ---------------
    Total Assets............................................                      $   856,432,133
LIABILITIES:
  Payable for investments purchased.........................         1,509,758
  Payable for fund shares repurchased.......................           260,000
  Income and capital gain distribution payable..............         2,048,179
  Investment advisory fee payable (Note 2)..................           526,253
  Administrative services fee payable (Note 2)..............            52,882
  Other payables and accrued expenses.......................           314,857
                                                               ---------------
    Total Liabilities.......................................                            4,711,929
                                                                                  ---------------
NET ASSETS..................................................                      $   851,720,204
                                                                                  ---------------
                                                                                  ---------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share;
   83,887,717 issued and outstanding (Note 4)...............   $        83,888
  Additional paid-in-capital................................       817,973,255
  Accumulated distributions in excess of net investment
   income...................................................          (107,856)
  Accumulated net realized gain on investments and foreign
   currency transactions....................................            13,211
  Net unrealized appreciation on investments and foreign
   currency transactions....................................        33,757,706
                                                               ---------------
NET ASSETS..................................................                      $   851,720,204
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE PER SHARE...................................                               $10.15
                                                                                  ---------------
                                                                                  ---------------

                             EMERGING MARKETS FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $103,603,318) (Note
   1a)......................................................   $   111,978,826
  Cash......................................................           381,164
  Receivable for fund shares sold...........................         2,510,000
  Interest receivable.......................................         2,184,434
  Receivable for investments sold...........................           474,756
  Unrealized appreciation on forward currency contracts
   (Note 5).................................................           230,534
                                                               ---------------
    Total Assets............................................                      $   117,759,714
LIABILITIES:
  Payable for investments purchased.........................           671,563
  Income distribution payable...............................           802,539
  Investment advisory fee payable (Note 2)..................            86,663
  Administrative services fee payable (Note 2)..............             7,222
  Other payables and accrued expenses.......................            47,561
                                                               ---------------
    Total Liabilities.......................................                            1,615,548
                                                                                  ---------------
NET ASSETS..................................................                      $   116,144,166
                                                                                  ---------------
                                                                                  ---------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share;
   10,530,513 issued and outstanding (Note 4)...............   $        10,531
  Additional paid-in-capital................................       106,704,537
  Accumulated distributions in excess of net investment
   income...................................................          (230,534)
  Accumulated net realized gain on investments and foreign
   currency transactions....................................         1,059,178
  Net unrealized appreciation on investments and foreign
   currency transactions....................................         8,600,454
                                                               ---------------
NET ASSETS..................................................                      $   116,144,166
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE PER SHARE...................................                               $11.03
                                                                                  ---------------
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.
24

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1996

                            NEW YORK MUNICIPAL FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $19,515,273) (Note
   1a)......................................................  $     19,804,364
  Cash......................................................            17,275
  Interest receivable.......................................           323,660
  Receivable for fund shares sold...........................            40,566
  Receivable from Advisor (Note 2)..........................            17,554
  Deferred organization expense.............................            17,903
                                                              ----------------
    Total Assets............................................                     $     20,221,322
LIABILITIES:
  Payable for fund shares repurchased.......................             1,500
  Income and capital gain distribution payable..............            15,990
  Other payables and accrued expenses.......................            46,200
                                                              ----------------
    Total Liabilities.......................................                               63,690
                                                                                 ----------------
NET ASSETS..................................................                     $     20,157,632
                                                                                 ----------------
                                                                                 ----------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share;
   1,937,866 issued and outstanding (Note 4)................  $          1,938
  Additional paid-in-capital................................        19,858,427
  Accumulated net realized gain on investments..............             8,176
  Net unrealized appreciation on investments................           289,091
                                                              ----------------
NET ASSETS..................................................                     $     20,157,632
                                                                                 ----------------
                                                                                 ----------------
NET ASSET VALUE PER SHARE...................................                               $10.40
                                                                                 ----------------
                                                                                 ----------------

                        LATIN AMERICA TOTAL RETURN FUND

---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $12,083,478) (Note
   1a)......................................................   $  13,130,760
  Cash......................................................         281,942
  Receivable for investments sold...........................         140,172
  Interest receivable.......................................          64,072
  Receivable for fund shares sold...........................          17,000
  Dividends receivable......................................           4,507
  Deferred organization expense.............................          21,910
                                                               -------------
    Total Assets............................................                    $  13,660,363
LIABILITIES:
  Payable for investments purchased.........................         285,957
  Income distribution payable...............................          11,958
  Other payables and accrued expenses.......................          54,731
                                                               -------------
    Total Liabilities.......................................                          352,646
                                                                                -------------
NET ASSETS..................................................                    $  13,307,717
                                                                                -------------
                                                                                -------------
Net assets consist of:
  Shares of capital stock, $0.001 par value per share;
   1,140,964 issued and outstanding (Note 4)                   $       1,141
  Additional paid-in-capital................................      12,357,101
  Accumulated distributions in excess of net investment
   income...................................................         (59,985)
  Distributions in excess of net realized capital gains.....         (37,822)
  Net unrealized appreciation on investments and foreign
   currency transactions....................................       1,047,282
                                                               -------------
NET ASSETS..................................................                    $  13,307,717
                                                                                -------------
                                                                                -------------
NET ASSET VALUE PER SHARE...................................                           $11.66
                                                                                -------------
                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                HIGH YIELD FUND

                                                                                                              FOR THE
                                                                                                           YEAR ENDED
                                                                                                    DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign tax withholding of $66,613)..........................  $     62,687,912
  Dividend......................................................................           849,144
                                                                                  ----------------
    Total income................................................................                     $     63,537,056
EXPENSES:
  Advisory fee (Note 2).........................................................         4,989,174
  Administrative services (Note 2)..............................................           971,474
  Custodian fees and expenses...................................................           269,550
  Professional..................................................................           162,179
  Registration fees.............................................................           119,681
  Printing......................................................................            62,468
  Transfer and shareholder servicing agent fees (Note 2)........................            42,449
  Insurance.....................................................................            38,799
  Fund accounting fee and expenses (Note 2).....................................            38,248
  Directors' fees...............................................................            23,958
  Miscellaneous.................................................................            77,874
                                                                                  ----------------
    Total expenses/fees before waivers..........................................                            6,795,854
    Less: expenses/fees waived (Note 2).........................................                             (485,738)
                                                                                                     ----------------
    Net expenses................................................................                            6,310,116
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                           57,226,940
                                                                                                     ----------------
Net realized and unrealized gain (loss):
  Net realized gain on investments..............................................         5,178,461
  Net realized loss on foreign currency transactions............................          (141,528)
  Net change in unrealized appreciation on investments..........................        17,919,808
  Net change in unrealized appreciation on foreign currency transactions........            13,374
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                           22,970,115
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $     80,197,055
                                                                                                     ----------------
                                                                                                     ----------------

                             EMERGING MARKETS FUND

                                                                                                              FOR THE
                                                                                                           YEAR ENDED
                                                                                                    DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign tax withholding of $64,850)..........................  $      9,092,132
                                                                                  ----------------
    Total income................................................................                     $      9,092,132
EXPENSES:
  Advisory fee (Note 2).........................................................           759,339
  Administrative services (Note 2)..............................................           126,556
  Custodian fees and expenses...................................................            55,092
  Professional..................................................................            31,305
  Fund accounting fee and expenses (Note 2).....................................            30,000
  Registration fees.............................................................            10,624
  Printing......................................................................             7,844
  Transfer and shareholder servicing agent fees (Note 2)........................             6,003
  Directors' fees...............................................................             4,808
  Insurance.....................................................................             3,858
  Miscellaneous.................................................................             3,283
                                                                                  ----------------
    Total expenses/fees before waivers..........................................                            1,038,712
    Less: expenses/fees waived (Note 2).........................................                              (63,278)
                                                                                                     ----------------
    Net expenses................................................................                              975,434
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                            8,116,698
                                                                                                     ----------------
Net realized and unrealized gain (loss):
  Net realized gain on investments..............................................         6,009,812
  Net realized loss on foreign currency transactions............................          (359,181)
  Net change in unrealized appreciation on investments..........................         5,682,695
  Net change in unrealized appreciation on foreign currency transactions........           185,249
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                           11,518,575
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $     19,635,273
                                                                                                     ----------------
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                                                FOR THE
                                                                                             YEAR ENDED
                                                                                      DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $ 847,048
                                                                                  ---------
    Total income................................................................              $ 847,048
EXPENSES:
  Advisory fee (Note 2).........................................................     69,937
  Fund accounting fee and expenses (Note 2).....................................     42,421
  Professional..................................................................     30,385
  Administrative services (Note 2)..............................................     26,227
  Custodian fees and expenses...................................................      6,998
  Amortization of organization expenses.........................................      5,516
  Printing......................................................................      3,835
  Registration fees.............................................................      3,460
  Transfer and shareholder servicing agent fees (Note 2)........................      3,397
  Directors' fees...............................................................      2,808
  Insurance.....................................................................      1,093
  Miscellaneous.................................................................     14,011
                                                                                  ---------
    Total expenses/fees before waivers/reimbursements...........................                210,088
    Less: expenses/fees waived/reimbursed (Note 2)..............................               (113,718)
                                                                                              ---------
    Net expenses................................................................                 96,370
                                                                                              ---------
NET INVESTMENT INCOME...........................................................                750,678
                                                                                              ---------
Net realized and unrealized gain (loss):
  Net realized gain on investments..............................................     13,921
  Net change in unrealized depreciation on investments..........................    (10,829)
                                                                                  ---------
Net realized and unrealized gain on investments.................................                  3,092
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................              $ 753,770
                                                                                              ---------
                                                                                              ---------

                        LATIN AMERICA TOTAL RETURN FUND

                                                                                    FOR THE PERIOD FROM
                                                                                     FEBRUARY 13, 1996*
                                                                              THROUGH DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $ 160,484
  Dividend (net of foreign tax withholding of $2,232)...........................     52,699
                                                                                  ---------
    Total income................................................................              $ 213,183
EXPENSES:
  Advisory fee (Note 2).........................................................     53,176
  Professional..................................................................     40,122
  Fund accounting fee and expenses (Note 2).....................................     27,500
  Custodian fees and expenses...................................................     23,505
  Administrative services (Note 2)..............................................      8,039
  Registration fees.............................................................      4,052
  Printing......................................................................      3,403
  Amortization of organization expenses.........................................      2,251
  Directors' fees...............................................................      1,925
  Transfer and shareholder servicing agent fees (Note 2)........................      1,375
  Miscellaneous.................................................................      3,125
                                                                                  ---------
    Total expenses/fees before waivers..........................................                168,473
    Less: expenses/fees waived (Note 2).........................................                (61,215)
                                                                                              ---------
    Net expenses................................................................                107,258
                                                                                              ---------
NET INVESTMENT INCOME...........................................................                105,925
                                                                                              ---------
Net realized and unrealized gain (loss):
  Net realized gain on investments..............................................    460,611
  Net realized loss on foreign currency transactions............................    (62,197)
  Net unrealized appreciation on investments....................................  1,047,282
                                                                                  ---------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................              1,445,696
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................              $1,551,621
                                                                                              ---------
                                                                                              ---------

* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                HIGH YIELD FUND

                                                                      FOR THE YEAR       FOR THE YEAR
                                                                             ENDED              ENDED
                                                                 DECEMBER 31, 1996  DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income........................................       $ 57,226,940       $ 33,584,415
  Net realized gain on investments and foreign currency
   transactions................................................          5,036,933            528,822
  Net change in unrealized appreciation on investments and
   foreign currency transactions...............................         17,933,182         22,091,958
                                                                 -----------------  -----------------
  Net increase in net assets resulting from operations.........         80,197,055         56,205,195
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................        (57,640,317)       (33,572,903)
  Realized gains...............................................         (4,650,440)          (316,224)
                                                                 -----------------  -----------------
  Total dividends and distributions to shareholders............        (62,290,757)       (33,889,127)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions...        354,723,525        234,457,225
                                                                 -----------------  -----------------
  Total increase in net assets.................................        372,629,823        256,773,293
NET ASSETS:
  Beginning of year............................................        479,090,381        222,317,088
                                                                 -----------------  -----------------
  End of year..................................................       $851,720,204       $479,090,381
                                                                 -----------------  -----------------
                                                                 -----------------  -----------------

                             EMERGING MARKETS FUND

                                                                      FOR THE YEAR       FOR THE YEAR
                                                                             ENDED              ENDED
                                                                 DECEMBER 31, 1996  DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income........................................       $  8,116,698        $ 3,457,366
  Net realized gain on investments and foreign currency
   transactions................................................          5,650,631            227,117
  Net change in unrealized appreciation on investments and
   foreign currency transactions...............................          5,867,944          4,073,099
                                                                 -----------------  -----------------
  Net increase in net assets resulting from operations.........         19,635,273          7,757,582
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................         (8,116,698)        (2,305,453)
  Realized gains...............................................         (4,209,138)                 0
  Return of capital............................................                  0         (1,151,913)
                                                                 -----------------  -----------------
  Total dividends and distributions to shareholders............        (12,325,836)        (3,457,366)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions...         59,584,284         16,833,223
                                                                 -----------------  -----------------
  Total increase in net assets.................................         66,893,721         21,133,439
NET ASSETS:
  Beginning of year............................................         49,250,445         28,117,006
                                                                 -----------------  -----------------
  End of year..................................................       $116,144,166        $49,250,445
                                                                 -----------------  -----------------
                                                                 -----------------  -----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                            NEW YORK MUNICIPAL FUND

                                                                                   FOR THE PERIOD FROM
                                                         FOR THE YEAR ENDED             APRIL 3, 1995*
                                                          DECEMBER 31, 1996  THROUGH DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income................................          $  750,678                 $  247,371
  Net realized gain on investments.....................              13,921                     11,983
  Net change in unrealized appreciation (depreciation)
   on investments......................................             (10,829)                   299,919
                                                         ------------------
  Net increase in net assets resulting from
   operations..........................................             753,770                    559,273
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:......
  Net investment income................................            (750,678)                  (250,088)
  Realized gains.......................................             (11,455)                    (3,555)
                                                         ------------------
  Total dividends and distributions to shareholders....            (762,133)                  (253,643)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share
   transactions........................................           7,650,088                 12,210,237
                                                         ------------------  -------------------------
  Total increase in net assets.........................           7,641,725                 12,515,867
NET ASSETS:
  Beginning of period..................................          12,515,907                         40
                                                         ------------------  -------------------------
  End of period........................................         $20,157,632                $12,515,907
                                                         ------------------  -------------------------
                                                         ------------------  -------------------------

---------------
* Commencement of operations.

                        LATIN AMERICA TOTAL RETURN FUND

                                                               FOR THE PERIOD FROM
                                                                FEBRUARY 13, 1996*
                                                         THROUGH DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income................................                 $  105,925
  Net realized gain on investments and foreign currency
   transactions........................................                    398,414
  Net unrealized appreciation on investments...........                  1,047,282
                                                         -------------------------
  Net increase in net assets resulting from
   operations..........................................                  1,551,621
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:......
  Net investment income................................                   (105,925)
  Realized gains.......................................                   (496,221)
                                                         -------------------------
  Total dividends and distributions to shareholders....                   (602,146)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share
   transactions........................................                 12,358,222
                                                         -------------------------
  Total increase in net assets.........................                 13,307,697

NET ASSETS:
  Beginning of period..................................                         20
                                                         -------------------------
  End of period........................................                $13,307,717
                                                         -------------------------
                                                         -------------------------

---------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

SELECTED RATIOS AND DATA FOR A SHARE OF                                                                   FOR THE PERIOD FROM
  CAPITAL STOCK                                    FOR THE YEAR ENDED          FOR THE YEAR ENDED              MARCH 2, 1994*
  OUTSTANDING THROUGH THE PERIOD:                   DECEMBER 31, 1996           DECEMBER 31, 1995   THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $   9.92                   $   9.25                    $  10.00
                                                     --------                   --------                    --------
  Net investment income.....................             0.89                       0.90                        0.72
  Net realized and unrealized gain (loss)...             0.29                       0.67                       (0.75)
                                                     --------                   --------                    --------
  Total from investment operations..........             1.18                       1.57                       (0.03)
                                                     --------                   --------                    --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.89)                     (0.89)                      (0.72)
  Realized gains............................            (0.06)                     (0.01)                          0
                                                     --------                   --------                    --------
Total dividends and distributions...........            (0.95)                     (0.90)                      (0.72)
                                                     --------                   --------                    --------
NET ASSET VALUE, END OF PERIOD..............         $  10.15                   $   9.92                    $   9.25
                                                     --------                   --------                    --------
                                                     --------                   --------                    --------
TOTAL INVESTMENT RETURN**:..................           12.46%                     17.72%                      (0.27%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................         $851,720                   $479,090                    $222,317
Ratios to average net assets:
  Expenses..................................            0.98%(2)                   1.05%(2)                    1.14%(1)(2)
  Net investment income.....................            8.86%                      9.38%                       8.97%(1)
PORTFOLIO TURNOVER RATE.....................              41%                        34%                         42%

---------------
   * Commencement of operations.
   **Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (1)Annualized.
  (2)If the Fund had borne all expenses that were assumed or waived by the Administrator, the above expense ratios would have been 1.06%, 1.13% and 1.22% (annualized) for the years ended December 31, 1996, December 31, 1995, and period ended December 31, 1994, respectively.

                             EMERGING MARKETS FUND

SELECTED RATIOS AND DATA FOR A SHARE OF                                                                   FOR THE PERIOD FROM
  CAPITAL STOCK                                    FOR THE YEAR ENDED          FOR THE YEAR ENDED              MARCH 8, 1994*
  OUTSTANDING THROUGH THE PERIOD:                   DECEMBER 31, 1996           DECEMBER 31, 1995   THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $   9.91                   $   8.84                    $  10.00
                                                     --------                    -------                     -------
  Net investment income.....................             1.00                       0.90                        0.81
  Net realized and unrealized gain (loss)...             1.55                       1.07                       (1.16)
                                                     --------                    -------                     -------
  Total from investment operations..........             2.55                       1.97                       (0.35)
                                                     --------                    -------                     -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (1.00)                     (0.60)                      (0.81)
  Realized gains............................            (0.43)                         0                           0
  Return of capital.........................                0                      (0.30)                          0
                                                     --------                    -------                     -------
Total dividends and distributions...........            (1.43)                     (0.90)                      (0.81)
                                                     --------                    -------                     -------
NET ASSET VALUE, END OF PERIOD..............         $  11.03                   $   9.91                    $   8.84
                                                     --------                    -------                     -------
                                                     --------                    -------                     -------
TOTAL INVESTMENT RETURN**:..................           26.56%                     23.38%                      (3.82%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................         $116,144                   $ 49,250                    $ 28,117
Ratios to average net assets:
  Expenses..................................            1.16%(2)                   1.50%(2)                    1.50%(1)(2)
  Net investment income.....................            9.62%                      9.97%                      10.39%(1)
PORTFOLIO TURNOVER RATE.....................             136%                        60%                         47%

---------------
   * Commencement of operations.
   **Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (1)Annualized.
  (2)If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above expense ratios would have been 1.24%, 1.73% and 1.80% (annualized) for the years ended December 31, 1996, December 31, 1995, and period ended December 31, 1994, respectively.

    The accompanying notes are an integral part of the financial statements.
30

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

SELECTED RATIOS AND DATA FOR A SHARE OF                                       FOR THE PERIOD FROM
  CAPITAL STOCK                                          FOR THE YEAR              APRIL 3, 1995*
  OUTSTANDING THROUGH THE PERIOD:             ENDED DECEMBER 31, 1996   THROUGH DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $  10.47                   $  10.00
                                                      -------                    -------
  Net investment income.....................             0.44                       0.33
  Net realized and unrealized gain (loss)...            (0.06)                      0.47
                                                      -------                    -------
  Total from investment operations..........             0.38                       0.80
                                                      -------                    -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.44)                     (0.32)
  Realized gains............................            (0.01)                     (0.01)
                                                      -------                    -------
  Total dividends and distributions.........            (0.45)                     (0.33)
                                                      -------                    -------
NET ASSET VALUE, END OF PERIOD..............         $  10.40                   $  10.47
                                                      -------                    -------
                                                      -------                    -------
TOTAL INVESTMENT RETURN**:..................            3.72%                      8.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................         $ 20,158                   $ 12,516
Ratios to average net assets:
  Expenses..................................            0.55%(2)                   0.54%(1)(2)
  Net investment income.....................            4.28%                      4.20%(1)
PORTFOLIO TURNOVER RATE.....................              33%                        35%

---------------
   * Commencement of operations.
   **Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (1)Annualized.
  (2)If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above expense ratios would have been 1.20% and 2.09% (annualized) for the year ended December 31, 1996, and period ended December 31, 1995, respectively.

                        LATIN AMERICA TOTAL RETURN FUND

                                                  FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF            FEBRUARY 13, 1996*
  CAPITAL STOCK                                  THROUGH DECEMBER 31,
  OUTSTANDING THROUGH THE PERIOD:                                1996
---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........         $  10.00
                                                      -------
  Net investment income.....................             0.20
  Net realized and unrealized gain..........             2.11
                                                      -------
  Total from investment operations..........             2.31
                                                      -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.20)
  Realized gains............................            (0.45)
                                                      -------
  Total dividends and distributions.........            (0.65)
                                                      -------
NET ASSET VALUE, END OF PERIOD..............         $  11.66
                                                      -------
                                                      -------
TOTAL INVESTMENT RETURN**:..................           23.36%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)...............................         $ 13,308
Ratios to average net assets:
  Expenses..................................            2.00%(1)(2)
  Net investment income.....................            1.97%(1)
PORTFOLIO TURNOVER RATE.....................             133%
AVERAGE COMMISSION RATE+....................         $  0.026

---------------
   * Commencement of operations.
   **Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (1)Annualized.
  (2)If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above expense ratio would have been 3.14% annualized for the period ended December 31, 1996.
   + For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of eight separately managed funds, of which four, OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK New York Municipal Fund, and OFFITBANK Latin America Total Return Fund have commenced operations. Each Fund operates as a non-diversified, open-end management investment company.

The following are significant accounting policies followed by the Company in the preparation of its financial statements:

a. VALUATION OF SECURITIES. Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Other securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially are valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars as follows:

i. market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii. purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The resultant foreign exchange gains and losses are included in the Statement of Operations.

c. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the New York Municipal and Latin America Total Return Funds have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Fund's commencement of operations.

OFFITBANK assumed the organizational expenses for the High Yield and Emerging Markets Funds.

d. ALLOCATION OF EXPENSES. Expenses directly attributed to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund in relation to the net assets of each Fund or on another reasonable basis.

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid quarterly in the cases of the Emerging Markets and Latin America Total Return Funds and monthly for the High Yield and New York Municipal Funds. Distributions of net realized capital gains are normally declared and paid at least annually by each Fund. The Funds record dividends and distributions to shareholders on the ex-dividend date.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature, and to the extent such differences are permanent in nature, these amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a re-classification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

g. USE OF ESTIMATES. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared in accordance with generally accepted accounting principles. Actual results could differ from these.

h. FEDERAL INCOME TAXES. Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK (the "Advisor"). The Investment Advisory Agreements provide that each Fund pays the Advisor an investment advisory fee that is calculated and paid monthly on the average daily net assets of each Fund, at the annual rates of 0.85% on the first $200,000,000 of net assets, 0.75% on amounts in excess thereof up to $600,000,000 and 0.65% on amounts over $600,000,000 in the case of the High Yield Fund, 0.90% on the first $200,000,000 and 0.80% on amounts in excess thereof in the case of the Emerging Markets Fund, 0.40% of net assets for the New York Municipal Fund, and 1.00% of net assets for the Latin America Total Return Fund. The Advisor provides portfolio management and certain administrative, clerical and bookkeeping services for the Company. For the year ended December 31, 1996, the Advisor was entitled to fees of $4,989,174 for the High Yield Fund, $759,339 for the Emerging Markets Fund, $69,937 for the New York Municipal Fund and $53,176 for the Latin America Total Return Fund. The Advisor waived fees of $69,937 for the New York Municipal Fund and $53,176 for the Latin America Total Return Fund.

During 1996, Furman Selz LLC ("Furman Selz") provided the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement included day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodians and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, Furman Selz was entitled to receive a monthly fee for its services on an annualized basis up to 0.15% of the average daily net assets of the Company. The fees have been allocated among the Funds on the basis of their relative net assets. For the year ended December 31, 1996, Furman Selz was entitled to fees of $971,474 for the High Yield Fund, $126,556 for the Emerging Markets Fund, $26,227 for the New York Municipal Fund and $8,039 for the Latin America Total Return Fund. Furman Selz waived fees of $485,738 for the High Yield Fund, $63,278 for the Emerging Markets Fund, $26,227 for the New York Municipal Fund and $8,039 for the Latin America Total Return Fund.

As Administrator, Furman Selz provided the Funds with fund accounting related services. For these services Furman Selz was entitled to receive a fee of $2,500 per month per Fund. For the year ended December 31, 1996, Furman Selz earned fees of $30,000, $30,000, $30,000 and $27,500 for the High Yield Fund, the Emerging Markets Fund, the New York Municipal Fund and the Latin America Total Return Fund, respectively.
During 1996, Furman Selz acted as Transfer Agent for the Funds and received reimbursement of certain expenses plus a per account fee of $15.00 per year. For the year ended December 31, 1996, Furman Selz was entitled to fees of $42,449 for the High Yield Fund, $6,003 for the Emerging Markets Fund, $3,397 for the New York Municipal Fund and $1,375 for the Latin America Total Return Fund.

OFFITBANK has voluntarily agreed to cap the expense ratio for the New York Municipal Fund at 0.55%. In order to maintain this ratio, the Advisor has agreed to reimburse the Fund $17,554.

The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best effort as sole distributor of the Company's shares. Under the Plan of Distribution, each Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. For the year ended December 31, 1996, no distribution costs were incurred.

On October 1, 1996, the Company entered into agreements with BISYS Fund Services ("BISYS") pursuant to which BISYS will perform the administrative, accounting and transfer agency services described above on substantially similiar terms. BISYS also acquired from Furman Selz its interest in OFFIT Funds Distributor, Inc. The agreements became effective on January 1, 1997.

3. INVESTMENTS. Purchases and sales of securities for the year ended December 31, 1996, other than short-term securities, aggregated $562,954,042 and $247,968,948 for the High Yield Fund, $147,057,308 and $97,943,499 for the
Emerging Markets Fund, $13,029,097 and $5,390,246 for the New York Municipal Fund, and $19,104,409 and $7,532,778 for the Latin America Total Return Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

                                                           NEW YORK     LATIN AMERICA
                           HIGH YIELD       EMERGING       MUNICIPAL    TOTAL RETURN
                              FUND        MARKETS FUND       FUND           FUND
                         --------------  --------------  -------------  -------------
Aggregate Cost.........  $  799,338,168  $  103,603,318  $  19,515,273   $12,083,478
                         --------------  --------------  -------------  -------------
                         --------------  --------------  -------------  -------------
Gross unrealized
 appreciation..........  $   34,772,141  $    8,719,324  $     306,011   $ 1,207,042
Gross unrealized
 depreciation..........      (1,063,096)       (343,816)       (16,920)     (159,760)
                         --------------  --------------  -------------  -------------
Net unrealized
 appreciation..........  $   33,709,045  $    8,375,508  $     289,091   $ 1,047,282
                         --------------  --------------  -------------  -------------
                         --------------  --------------  -------------  -------------

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

4. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation, permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the years ended December 31, 1996 and December 31, 1995, were as follows:

                                          HIGH YIELD FUND
                        ---------------------------------------------------
                               YEAR ENDED                 YEAR ENDED
                            DECEMBER 31, 1996         DECEMBER 31, 1995
                        -------------------------  ------------------------
                          SHARES        AMOUNT       SHARES       AMOUNT
                        -----------  ------------  ----------  ------------
Shares sold...........   41,432,333  $412,849,673  26,556,487  $256,321,969
Shares issued in
 reinvestment of
 dividends and
 distributions........    4,197,280    41,938,736   2,237,907    21,843,278
Shares redeemed.......  (10,052,610) (100,064,884) (4,512,995)  (43,708,022)
                        -----------  ------------  ----------  ------------
Net increase..........   35,577,003  $354,723,525  24,281,399  $234,457,225
                        -----------  ------------  ----------  ------------
                        -----------  ------------  ----------  ------------

                                         EMERGING MARKETS FUND
                           -------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                              DECEMBER 31, 1996        DECEMBER 31, 1995
                           -----------------------  ------------------------
                             SHARES      AMOUNT       SHARES       AMOUNT
                           ----------  -----------  ----------  ------------
Shares sold..............   6,960,725  $73,997,689   2,699,458  $ 25,099,840
Shares issued in
 reinvestment of
 dividends and
 distributions...........     820,976    8,976,597     231,369     2,172,548
Shares redeemed..........  (2,220,079) (23,390,002) (1,142,233)  (10,439,165)
                           ----------  -----------  ----------  ------------
Net increase.............   5,561,622  $59,584,284   1,788,594  $ 16,833,223
                           ----------  -----------  ----------  ------------
                           ----------  -----------  ----------  ------------

                                          NEW YORK MUNICIPAL FUND
                               ---------------------------------------------
                                YEAR ENDED DECEMBER   PERIOD ENDED DECEMBER
                                     31, 1996                31, 1995
                               ---------------------  ----------------------
                                SHARES      AMOUNT     SHARES      AMOUNT
                               ---------  ----------  ---------  -----------
Shares sold..................    957,098  $9,898,661  1,507,243  $15,433,921
Shares issued in reinvestment
 of dividends and
 distributions...............     57,067     589,238     19,264      198,979
Shares redeemed..............   (272,129) (2,837,811)  (330,681)  (3,422,663)
                               ---------  ----------  ---------  -----------
Net increase.................    742,036  $7,650,088  1,195,826  $12,210,237
                               ---------  ----------  ---------  -----------
                               ---------  ----------  ---------  -----------

                                                            LATIN AMERICA
                                                          TOTAL RETURN FUND
                                                        ----------------------
                                                        PERIOD ENDED DECEMBER
                                                               31, 1996
                                                        ----------------------
                                                         SHARES      AMOUNT
                                                        ---------  -----------
Shares sold...........................................  1,214,457  $13,192,197
Shares issued in reinvestment of dividends and
 distributions........................................     36,887      427,936
Shares redeemed.......................................   (110,382)  (1,261,911)
                                                        ---------  -----------
Net increase..........................................  1,140,962  $12,358,222
                                                        ---------  -----------
                                                        ---------  -----------

5. DERIVATIVE INSTRUMENTS. The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the commitment to exchange with another party cash flows which are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions entered into by the Emerging Markets Fund and the Latin America Total Return Fund are included in realized gains and losses on foreign currency transactions.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 1996 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The tables below indicate the High Yield Fund's and Emerging Markets Fund's outstanding forward currency contract positions at December 31, 1996.

HIGH YIELD FUND

                                                  VALUE ON      VALUE AT
                         CONTRACT    MATURITY    ORIGINATION  DECEMBER 31,    UNREALIZED
            CURRENCY     AMOUNTS       DATE         DATE          1996       APPRECIATION
           -----------  ----------  -----------  -----------  -------------  -------------
Sell              CAD   (2,550,000)    3-25-97   ($1,919,747)  $(1,870,450)    $  49,297

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

EMERGING MARKETS FUND

                                                  VALUE ON      VALUE AT
                         CONTRACT    MATURITY    ORIGINATION  DECEMBER 31,    UNREALIZED
            CURRENCY     AMOUNTS       DATE         DATE          1996       APPRECIATION
           -----------  ----------  -----------  -----------  -------------  ------------
Sell              DEM   (8,515,000)    1/22/97   ($5,684,853)  $(5,536,283)   $  148,570
Sell              DEM   (5,845,000)    1/22/97   (3,863,313)    (3,800,302)       63,011
Sell              DEM     (400,000)    1/22/97     (263,591)      (260,072)        3,519
Sell              DEM   (2,620,000)    5/28/97   (1,733,263)    (1,717,829)       15,434
                                                                             ------------
Net unrealized appreciation on forward positions...........................   $  230,534
                                                                             ------------
                                                                             ------------

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The Emerging Markets Fund also is invested in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

6. OTHER MATTERS. The High Yield Fund, the Emerging Markets Fund and the Latin America Total Return Fund invest in obligations of foreign entities and securities denominated in foreign currencies that involve risk not typically involved in domestic investments. Such risks include fluctuations in foreign exchange rates, ability to convert proceeds into U.S. dollars, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

7. FEDERAL INCOME TAX STATUS. During the year ended December 31, 1996, the Emerging Markets Fund utilized its capital loss carryover of $170,976. The Latin America Total Return Fund has incurred $38,047 and $59,985 of post-October net capital and foreign currency losses during the year ended December 31, 1996. These losses are deemed to arise on the first business day of the next taxable year.

As of December 31, 1996, permanent book/tax differences were primarily attributable to foreign currency gains and losses, reclassification or paydowns and recharacterization of distributions. To reflect reclassifications arising from permanent book/tax differences as of December 31, 1996, the Emerging Markets Fund, High Yield Fund, Latin America Total Return Fund and New York Municipal Fund reclassified $155,146, $368,010, $59,985, and $2,717, respectively, between undistributed net investment income and accumulated realized capital gains.

                       REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------

To the Board of Directors
and Shareholders of The
OFFITBANK Investment Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund,
OFFITBANK New York Municipal Fund and OFFITBANK Latin America Total Return Fund (the "Funds," each constituting a portfolio of The OFFITBANK Investment Fund, Inc.) at December 31, 1996, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 14, 1997

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

OFFICERS AND DIRECTORS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Dr. Wallace Mathai-Davis
SECRETARY AND TREASURER

Alaina Metz
ASSISTANT SECRETARY

Bruce Treff
ASSISTANT SECRETARY

Carrie Zuckerman
ASSISTANT SECRETARY

Vincent M. Rella
ASSISTANT TREASURER

Stephen Brent Wells
ASSISTANT TREASURER

INVESTMENT ADVISOR
OFFITBANK
520 Madison Avenue
New York, New York 10022-4213

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
3435 Stelzer Road
Columbus, Ohio 43219-8012

CUSTODIAN -- High Yield Fund and
             New York Municipal Fund
The Bank of New York
90 Washington Street, 11th Floor
New York, New York 10286

CUSTODIAN -- Emerging Markets Fund and
             Latin America Total Return Fund
The Chase Manhattan Bank
3 MetroTech Center, 6th Floor
Brooklyn, New York 11245

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017-3909

ADMINISTRATOR
BISYS Fund Services Limited Partnership
125 West 55th Street
New York, New York 10019

TRANSFER AND DIVIDEND DISBURSING AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219-8012

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

                      The OFFITBANK Investment Fund, Inc.
                    125 West 55th Street, New York, NY 10019
                                 (212) 758 9600